UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7486
                                                     ---------------------

                  Nuveen Maryland Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen
Municipal Closed-End
Exchange-Traded
Funds

ANNUAL REPORT May 31, 2004


                                   NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
                                                                             NMY

                               NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NFM

                             NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NZR

                             NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NWI

                                   NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
                                                                             NPV

                               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NGB

                             NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NNB

Photo of: Man holding up small boy.
Photo of: 2 women with 2 girls looking at seashells.

DEPENDABLE,
TAX-FREE INCOME
BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

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       NUVEEN FUND REPORT
           ELECTRONICALLY

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--------------------------------------------------------------------------------
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If you decide you do not like receiving your reports electronically, it's a
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--------------------------------------------------------------------------------

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1 Go to WWW.INVESTORDELIVERY.COM and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen and follow the simple instructions.

3    Click Submit. Confirm the information you just entered is correct, then
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5    Use this same process if you need to change your registration information or cancel internet viewing.


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3    You'll be taken to a screen that asks for your Social Security number and
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4    You should get a confirmation e-mail within 24 hours. If you do not, go
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5    Use this same process if you need to change your registration information or cancel internet viewing.

Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: WE THINK THAT MUNICIPAL BOND INVESTMENTS LIKE YOUR NUVEEN FUND CAN BE IMPORTANT BUILDING BLOCKS IN A WELL-BALANCED PORTFOLIO.


Dear
   SHAREHOLDER

I am very pleased to report that for the fiscal year ended May 31, 2004, your Nuveen Fund continued to provide you with attractive monthly tax-free income.

While tax-free income is always welcome, we know that many shareholders are beginning to wonder whether interest rates will rise significantly, and whether that possibility should cause them to adjust that portion of their investment portfolios allocated to tax-free municipal bonds. We believe this is a question you should consider carefully with the help of a trusted financial advisor. In many cases, it may be more appropriate to focus on long-term goals and objectives rather than shorter-term market movements, and this is where a professional advisor may be able to help keep you focused on the larger objectives of your investment program.

As you read through this report, please review the inside front cover and consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004

Nuveen Maryland and Virginia Municipal Closed-End Exchange-Traded Funds (NMY, NFM, NZR, NWI, NPV, NGB, NNB)

Portfolio Manager's
               COMMENTS

Portfolio manager Paul Brennan reviews the market environment, key investment strategies and the annual performance of these Funds. Paul, who has 13 years of investment experience, including 7 years with Nuveen, assumed portfolio management responsibility for NMY and NPV in 1999, for NFM, NZR, NGB and NNB in 2001, and for NWI in 2002.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2004?

During this reporting period, the U.S. economy demonstrated growing evidence of improvement in such key areas as employment, capital spending and industrial production. Indeed, during the third quarter of 2003, the U.S. gross domestic product grew at an annualized rate of 8.2%, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1% in the fourth quarter of 2003 and an annualized 3.9% in the first three months of 2004.

Inflation also showed some signs of acceleration, driven mainly by higher energy and transportation costs, with the Consumer Price Index rising at a 5.1% rate (annualized) during the first five months of 2004. The combination of economic momentum and growing inflation concerns served as a catalyst for heightened volatility in the fixed-income markets. Although short-term interest rates remained at or near historical lows throughout this 12-month period, bond market long-term yields, including the municipal market, were increasingly driven by expectations that the Federal Reserve would move to increase interest rates and by speculation over the timing and extent of those increases. As one example, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed municipal bond index, rose from 4.83% at the beginning of the period to 5.50% by the middle of August 2003. The index yield then fell steadily over the next seven months to reach 4.73% by the middle of March 2004, before rising to 5.36% by the end of the reporting period.

In general, municipal supply nationwide remained strong over the 12-month reporting period, with $384.8 billion in new bonds coming to market. This represented an increase of 2% over the preceding 12-month period. However, the pace of issuance slowed toward the latter part of the reporting period, with $147.8 billion in new municipal supply during the first five months of 2004, down 6% from January-May 2003. In May 2004 alone, volume decreased 9% from one year earlier.

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN MARYLAND AND VIRGINIA?

Maryland's economy continued to grow at a slow but steady pace, as strong activity at the Port of Baltimore, increased federal defense spending, and ties to the vibrant Washington D.C. economy helped to offset the negative impact of a declining manufacturing sector. Among promising developments was renewed growth in the state's aerospace, medical research, security and distribution industries, while consumer spending in this high-wealth state helped to lift retail employment. As of May 2004, unemployment in the state was 4.0%, down from 4.5% in May 2003 and well below the national average of 5.6%. Despite the state's historically well-managed finances and adequate reserves, the

$24 billion fiscal 2005-2006 biennial budget presented the challenge of closing an $800 million gap. This was accomplished without adding any new taxes, through new and one-time revenue sources and a transfer from the fully funded stabilization fund. Local economies in Maryland continued to benefit from strong property tax growth and some flexibility in raising revenue. Over the 12-month period ended May 2004, municipal issuance in Maryland totaled $6.5 billion, up 9% over the previous 12 months, although issuance slowed during the first five months of 2004. As of May 31, 2004, Maryland maintained its general obligation debt rating of Aaa/AAA, with stable outlook, from Moody's and Standard & Poor's, respectively.

With an improved economy and healthy employment growth, Virginia's recent expansion continued to outpace national trends. The construction and services sectors led in job growth, helping to offset continued losses in textile and apparel manufacturing, tobacco and telecommunications. A strong tourism industry also added strength to the Virginia economy. As of May 2004, Virginia's unemployment was 3.4%, compared with 4.1% in May 2003. While federal spending for defense continued to be a key economic driver, growth remained concentrated in northern Virginia and around Norfolk, while southern and western Virginia's economy remained sluggish. Although Virginia debt continued to be rated Aaa/AAA by Moody's and Standard & Poor's, in September 2003 Moody's put the commonwealth on its negative Watch List. In May 2004, following approval of a budget and tax reform package, Moody's restored Virginia's outlook to stable. During the 12-month period ended May 2004, Virginia issued $6.5 billion in new bonds, a decrease of more than 19% from the previous 12-month period. This pattern strengthened during January-May 2004, as supply dropped 22% from the same period in 2003.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED MAY 31, 2004?

As the market continued to anticipate rising interest rates, our major focus during this reporting period remained on trying to mitigate some of the interest rate risk inherent in each Fund's portfolio. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of interest rates). Since longer-term bonds often carry more interest rate risk than intermediate-term or short-term bonds, we concentrated on finding attractive securities with defensive structures in the long-intermediate part of the yield curve (i.e., bonds that mature in 15 to 20 years). In many cases, bonds in this part of the curve offered yields similar to those of longer-term bonds with less inherent interest rate risk.

As new municipal supply softened toward the end of the period, the combination of tighter supply and relatively low yields meant that the new issue market did not offer many bonds that we thought would perform better than those the Funds already owned. When opportunities did arise, we sought to improve portfolio diversification by adding general obligation and tax-backed bonds, especially in Maryland, where increased issuance at the county and local municipality levels provided a greater selection of bonds with the structures we prefer. We also made some purchases in the healthcare sector, where improvements in cost containment and reimbursement practices helped the sector's long-term outlook. Some of these purchases were financed through the sale of bonds with longer maturities and with proceeds from calls, particularly in the single family and multifamily housing sectors.

HOW DID THE FUNDS PERFORM?

Individual results for the Funds, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 5/31/04
(Annualized)

                                 1-YEAR       5-YEAR        10-YEAR
-------------------------------------------------------------------
NMY                               0.64%        5.97%          7.19%
-------------------------------------------------------------------
NFM                              -0.69%           NA             NA
-------------------------------------------------------------------
NZR                              -1.16%           NA             NA
-------------------------------------------------------------------
NWI                              -1.51%           NA             NA
-------------------------------------------------------------------
NPV                              -0.42%        6.13%          7.68%
-------------------------------------------------------------------
NGB                              -0.50%           NA             NA
-------------------------------------------------------------------
NNB                              -1.84%           NA             NA
-------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index1                      -0.03%        5.49%          6.33%
-------------------------------------------------------------------
Lipper Other States Municipal
Debt Funds Average2              -0.99%        5.95%          7.16%
-------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended May 31, 2004, NMY's total annual return on net asset value (NAV) outperformed the return on the Lehman Brothers Municipal Bond Index, while the performance of the other six Funds lagged this measure. NMY, NFM, NPV and NGB also outperformed the Lipper Other States group average, while NZR, NWI and NNB did not.

One of the primary factors affecting the 12-month performance of each of these Funds compared with that of the unleveraged Lehman index was the Funds' use of leverage. Leveraging can provide opportunities for additional income and total return for common shareholders, but it is a strategy that adds volatility to the Funds' NAVs and share prices, especially when interest rates move significantly. While each of these Funds was able to generate additional income over this period through its use of leverage, rising interest rates caused larger declines in each Fund's NAV than would have been the case had the Fund not used leverage. This had a direct and negative effect on total returns over this period.

Looking at specific holdings, the Funds' performances generally were helped by their positions in lower-rated bonds, which tended to outperform higher-quality bonds as the economy improved and investors' tolerance for additional credit risk increased. NMY, in particular, benefited over this period from its 3% position in bonds rated B3 issued for Dimensions Health Corporation in Prince George's County, which recovered dramatically over the year. NFM, NZR and NWI also held small positions in this issue, as we added to our holdings during the last six months of the period.

Many of the Funds had housing sector positions, especially multifamily housing, that also made positive contributions to their total returns over this period. Among these seven Funds, NMY had the heaviest weighting of multifamily housing bonds, at 13% of its portfolio. All of the Funds saw good performance from their holdings in the industrial development resource sector. These bonds, often lower-rated, ranked first in terms of returns among the Lehman municipal revenue sectors during this period. Among other holdings making positive contributions to the Funds' total returns during this reporting period were bonds backed by revenues from the 1998 master tobacco settlement agreement.

NMY also benefited from the fact that it had the highest level of call exposure among these Funds, with 21% of its portfolio subject to potential calls during 2004-2005. While we often try to reduce a Fund's call exposure in order to protect its income stream, callable bonds performed well during this period as interest rates rose due to their generally shorter durations. NPV had the second highest level of callable bonds, at 13%. By contrast, call exposures were 6% in NGB, 5% in NFM, 2% in NZR and NWI and 1% in NNB.

Ironically, each Fund's performance during this period was constrained to a degree by its relatively large position in AAA-rated securities,


1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, (44 funds); 5 years, (19 funds); and 10 years, (17 funds). Fund and Lipper returns assume reinvestment of dividends.

especially general obligation bonds. In general, these bonds did not perform as well as lower-rated bonds during the 12 month reporting period.

Another negative factor affecting the 12-month performance of these Funds, especially when comparing their returns with each other, was their duration3. As previously mentioned, yields rose and bond prices fell during the course of the reporting period, negatively impacting these Funds' total returns. In general, the longer a Fund's duration, the more its value will change as interest rates change. The durations of the Funds that were introduced in 2001 and 2002--NFM, NZR, NWI, NGB and NNB--were longer during this period than NMY and NPV, which had their initial public offerings in 1993. Newer Funds generally invest in longer-term bonds at the time of their inceptions in order to begin generating attractive levels of income. As a result, these Funds tend to have relatively long durations for their first few years until their portfolios begin to season and we have the opportunity to adjust their holdings. In the interim, any rise in interest rates in the months and years immediately following a Fund's IPO often produces a greater impact on the newer Fund's performance than on the performance of an older Fund that has a greater range of bond structures and maturities within its portfolio.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at historically low levels during this reporting period, the leveraged structures of these seven Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, the Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. During this reporting period, this strategy enabled us to increase dividends of NFM, NZR, NGB and NNB, while helping to maintain the dividends of NMY, NWI and NPV throughout the period.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2004, all of the Funds in this report had positive UNII balances.

NMY, NFM and NGB were trading at premiums to their net asset values as of May 31, 2004. NPV was trading at its NAV, while NZR, NWI and NNB were trading at discounts. As of the end of the fiscal year, NFM was trading at a greater premium than its average premium over the course of the 12-month period. The other six Funds were trading at smaller premiums or greater discounts than their 12-month averages.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AS OF MAY 31, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of the end of May 2004, all seven of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 81% in NWI, NPV and NNB to 80% in NZR, 75% in NGB, 69% in NMY and 66% in NFM.


3 Duration is a measure of a Fund's net asset value (NAV) volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

Nuveen Maryland Premium Income Municipal Fund

Performance
  OVERVIEW As of May 31, 2004


NMY
Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           46%
AA                            23%
A                             16%
BBB                            9%
NR                             2%
BB or Lower                    4%



FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.45
--------------------------------------------------
Common Share Net Asset Value                $14.28
--------------------------------------------------
Premium/(Discount) to NAV                    1.19%
--------------------------------------------------
Market Yield                                 6.31%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.21%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $151,107
--------------------------------------------------
Average Effective Maturity (Years)           17.63
--------------------------------------------------
Leverage-Adjusted Duration                    9.70
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/18/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.77%         0.64%
--------------------------------------------------
5-Year                         4.76%         5.97%
--------------------------------------------------
10-Year                        7.26%         7.19%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Housing/Multifamily                            13%
--------------------------------------------------

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.076
Jul                           0.076
Aug                           0.076
Sep                           0.076
Oct                           0.076
Nov                           0.076
Dec                           0.076
Jan                           0.076
Feb                           0.076
Mar                           0.076
Apr                           0.076
May                           0.076

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                      $17.15
                              16.92
                              17
                              16.7
                              16.32
                              16.75
                              16.88
                              16.41
                              15.4
                              15.19
                              15.45
                              15
                              15.25
                              15.4
                              15.45
                              15.69
                              15.6
                              15.77
                              15.45
                              15.48
                              15.6
                              15.7
                              16.08
                              15.59
                              15.36
                              15.7
                              15.7
                              16.35
                              16.84
                              16.95
                              16.9
                              17.12
                              17.05
                              16.64
                              16.77
                              16.99
                              17.05
                              17.05
                              17
                              17.1
                              16.6
                              15.75
                              14.78
                              14.57
                              14.46
                              14.56
                              14.15
                              14.4
5/31/04                       14.45

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Maryland Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of May 31, 2004


NFM


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           42%
AA                            24%
A                             16%
BBB                           12%
NR                             5%
BB or Lower                    1%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $15.62
--------------------------------------------------
Common Share Net Asset Value                $14.43
--------------------------------------------------
Premium/(Discount) to NAV                    8.25%
--------------------------------------------------
Market Yield                                 6.03%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.80%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $60,041
--------------------------------------------------
Average Effective Maturity (Years)           20.63
--------------------------------------------------
Leverage-Adjusted Duration                   10.27
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/23/01)
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.99%        -0.69%
--------------------------------------------------
Since Inception                6.83%         6.19%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0755
Jul                           0.0755
Aug                           0.0755
Sep                           0.0785
Oct                           0.0785
Nov                           0.0785
Dec                           0.0785
Jan                           0.0785
Feb                           0.0785
Mar                           0.0785
Apr                           0.0785
May                           0.0785


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                      $16.08
                              16.01
                              16.3
                              16.11
                              16.23
                              16.35
                              16.79
                              16.22
                              15.55
                              14.95
                              14.9
                              14.54
                              14.72
                              14.8
                              15.09
                              15.2
                              15.01
                              15.43
                              15.43
                              15.25
                              15.76
                              16.15
                              16.19
                              16.15
                              16.24
                              16.4
                              16.67
                              16.78
                              16.75
                              17
                              16.83
                              17
                              16.8
                              16.54
                              16.63
                              16.75
                              16.83
                              16.95
                              17.03
                              16.92
                              16.85
                              15.7
                              14.7
                              14.53
                              14.44
                              14.23
                              13.95
                              14.43
5/31/04                       15.62

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Maryland Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of May 31, 2004


NZR

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           47%
AA                            33%
A                              8%
BBB                            9%
NR                             2%
BB or Lower                    1%



FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.28
--------------------------------------------------
Common Share Net Asset Value                $14.64
--------------------------------------------------
Premium/(Discount) to NAV                   -2.46%
--------------------------------------------------
Market Yield                                 6.13%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.95%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $61,064
--------------------------------------------------
Average Effective Maturity (Years)           19.03
--------------------------------------------------
Leverage-Adjusted Duration                   11.17
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/25/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -2.90%        -1.16%
--------------------------------------------------
Since Inception                3.62%         6.43%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         27%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.072
Jul                           0.072
Aug                           0.072
Sep                           0.072
Oct                           0.072
Nov                           0.072
Dec                           0.073
Jan                           0.073
Feb                           0.073
Mar                           0.073
Apr                           0.073
May                           0.073


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                      $15.6
                              15.72
                              15.7
                              15.47
                              15.7
                              15.9
                              15.9
                              15.27
                              14.56
                              14.25
                              14.31
                              14.25
                              14.3
                              14.23
                              14.22
                              14.27
                              14.46
                              14.67
                              14.95
                              14.97
                              14.87
                              14.89
                              14.81
                              14.87
                              14.89
                              15.15
                              15.1
                              15.77
                              15.77
                              15.83
                              15.85
                              15.76
                              15.55
                              15.4
                              15.76
                              15.7
                              15.59
                              15.75
                              16
                              16
                              15.54
                              14.76
                              14.39
                              13.9
                              13.91
                              13.54
                              13.03
                              13.72
5/31/04                       14.28


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0187 per share.

Nuveen Maryland Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of May 31, 2004


NWI


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           41%
AA                            40%
A                             10%
BBB                            8%
NR                             1%



FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $13.24
--------------------------------------------------
Common Share Net Asset Value                $13.88
--------------------------------------------------
Premium/(Discount) to NAV                   -4.61%
--------------------------------------------------
Market Yield                                 5.94%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.67%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $74,369
--------------------------------------------------
Average Effective Maturity (Years)           19.65
--------------------------------------------------
Leverage-Adjusted Duration                   12.52
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/25/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -5.97%        -1.51%
--------------------------------------------------
Since Inception               -2.15%         3.35%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         24%
--------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0655
Jul                           0.0655
Aug                           0.0655
Sep                           0.0655
Oct                           0.0655
Nov                           0.0655
Dec                           0.0655
Jan                           0.0655
Feb                           0.0655
Mar                           0.0655
Apr                           0.0655
May                           0.0655


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                      $14.9
                              14.84
                              15.05
                              14.81
                              14.96
                              15.05
                              15.12
                              14.57
                              13.8
                              13.7
                              13.67
                              13.19
                              13.42
                              13.55
                              13.38
                              13.29
                              13.32
                              13.21
                              13.08
                              13.29
                              13.31
                              13.46
                              13.25
                              13.31
                              13.51
                              13.55
                              13.41
                              13.68
                              14.21
                              14.21
                              14.2
                              14.1
                              14.17
                              14.27
                              14.36
                              14.46
                              14.67
                              14.65
                              14.8
                              14.99
                              14.95
                              13.89
                              13.23
                              13.15
                              13.45
                              12.94
                              12.8
                              12.95
5/31/04                       13.24


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Virginia Premium Income Municipal Fund

Performance
   OVERVIEW As of May 31, 2004


NPV

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           53%
AA                            28%
A                              8%
BBB                            5%
NR                             4%
BB or Lower                    2%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.95
--------------------------------------------------
Common Share Net Asset Value                $14.95
--------------------------------------------------
Premium/(Discount) to NAV                    0.00%
--------------------------------------------------
Market Yield                                 6.10%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.97%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $132,122
--------------------------------------------------
Average Effective Maturity (Years)           18.41
--------------------------------------------------
Leverage-Adjusted Duration                    9.49
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/18/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.70%        -0.42%
--------------------------------------------------
5-Year                         4.09%         6.13%
--------------------------------------------------
10-Year                        7.09%         7.68%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Water and Sewer                                12%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.076
Jul                           0.076
Aug                           0.076
Sep                           0.076
Oct                           0.076
Nov                           0.076
Dec                           0.076
Jan                           0.076
Feb                           0.076
Mar                           0.076
Apr                           0.076
May                           0.076


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                      $17.67
                              18.05
                              18.07
                              18.17
                              17.57
                              17.78
                              17.89
                              17.8
                              16.95
                              16.83
                              15.99
                              16.62
                              16.48
                              16.6
                              16.9
                              16.75
                              16.5
                              16.92
                              16.71
                              16.67
                              16.92
                              17.24
                              17.45
                              17.6
                              17.12
                              17.2
                              17.25
                              17.42
                              17.32
                              18
                              18.2
                              18.36
                              18.46
                              18.14
                              17.71
                              17.86
                              18.65
                              18
                              17.99
                              17.62
                              17.85
                              16.68
                              16.18
                              16.1
                              15.65
                              14.56
                              14.5
                              14.85
5/31/04                       14.95


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Virginia Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of May 31, 2004


NGB

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           53%
AA                            22%
A                             10%
BBB                            7%
NR                             5%
BB or Lower                    3%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $15.07
--------------------------------------------------
Common Share Net Asset Value                $14.42
--------------------------------------------------
Premium/(Discount) to NAV                    4.51%
--------------------------------------------------
Market Yield                                 6.25%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.19%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $44,988
--------------------------------------------------
Average Effective Maturity (Years)           19.17
--------------------------------------------------
Leverage-Adjusted Duration                   10.86
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/26/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -8.11%        -0.50%
--------------------------------------------------
Since Inception                5.70%         6.22%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0755
Jul                           0.0755
Aug                           0.0755
Sep                           0.0785
Oct                           0.0785
Nov                           0.0785
Dec                           0.0785
Jan                           0.0785
Feb                           0.0785
Mar                           0.0785
Apr                           0.0785
May                           0.0785

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                      $17.35
                              17.56
                              17.5
                              17.5
                              17.24
                              17.25
                              17.1
                              16.87
                              15.79
                              16.38
                              16.35
                              16.02
                              16.1
                              16.19
                              16.02
                              16.25
                              15.9
                              16.56
                              16.75
                              16.6
                              16.8
                              17.15
                              17.15
                              16.25
                              16.55
                              16.69
                              16.63
                              17.02
                              17.49
                              17.95
                              18.45
                              17.82
                              17.86
                              17.94
                              17.6
                              17.75
                              17.8
                              17.7
                              18
                              17.85
                              17.55
                              17.15
                              15.37
                              15.45
                              15.1
                              14.76
                              14.35
                              14.95
5/31/04                       15.07


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Virginia Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of May 31, 2004


NNB

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           50%
AA                            31%
A                              7%
BBB                            7%
NR                             4%
BB or Lower                    1%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.65
--------------------------------------------------
Common Share Net Asset Value                $14.79
--------------------------------------------------
Premium/(Discount) to NAV                   -0.95%
--------------------------------------------------
Market Yield                                 6.10%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.97%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $84,248
--------------------------------------------------
Average Effective Maturity (Years)           19.82
--------------------------------------------------
Leverage-Adjusted Duration                   11.94
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/15/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -3.81%        -1.84%
--------------------------------------------------
Since Inception                4.59%         7.09%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         22%
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Water and Sewer                                15%
--------------------------------------------------
Housing/Single Family                           6%
--------------------------------------------------

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.073
Jul                           0.073
Aug                           0.073
Sep                           0.0745
Oct                           0.0745
Nov                           0.0745
Dec                           0.0745
Jan                           0.0745
Feb                           0.0745
Mar                           0.0745
Apr                           0.0745
May                           0.0745


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                      $16.14
                              16.2
                              16.76
                              16.5
                              16.6
                              16.8
                              16.65
                              16.4
                              15.1
                              15.49
                              15.5
                              15.52
                              15.5
                              15.42
                              15.61
                              15.99
                              15.7
                              16
                              15.97
                              16.12
                              16.23
                              16.25
                              16.53
                              16.18
                              16.49
                              16.35
                              16.53
                              17.15
                              17.75
                              17.5
                              17.55
                              16.93
                              16.68
                              16.52
                              16.7
                              16.61
                              16.95
                              16.7
                              16.38
                              16.9
                              16.95
                              16.2
                              15.05
                              14.7
                              14.72
                              14.75
                              14.5
                              14.39
5/31/04                       14.65


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0472 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 as of May 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 at May 31, 2004, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

CHICAGO, ILLINOIS
JULY 9, 2004

                            Nuveen Maryland Premium Income Municipal Fund (NMY)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8%

$       3,255   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,785,499
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.8%

        1,000   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            997,380
                 Bonds, Battelle Memorial Institute, Series 2004,
                 5.250%, 4/01/34

        1,000   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00        Baa3          1,033,530
                 Revenue Bonds, Collegiate Housing Foundation - Salisbury
                 State University, Series 1999A, 6.000%, 6/01/19

        2,250   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00        Baa2          2,251,912
                 Revenue Bonds, Collegiate Housing Foundation - College Park,
                 Series 1999A, 5.750%, 6/01/24

        1,000   Maryland Economic Development Corporation, Student Housing           10/13 at 100.00        Baa3          1,005,330
                 Revenue Bonds, University of  Maryland - Baltimore,
                 Series 2003A, 5.625%, 10/01/23

                Maryland Economic Development Corporation, Utility
                Infrastructure Revenue Bonds, University of Maryland - College
                Park Project, Series 2001:
        1,000    5.375%, 7/01/15 - AMBAC Insured                                      7/11 at 100.00         AAA          1,072,010
        1,000    5.375%, 7/01/16 - AMBAC Insured                                      7/11 at 100.00         AAA          1,072,010

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Bullis School, Series 2000:
          750    5.250%, 7/01/25 - FSA Insured                                        1/11 at 101.00         AAA            772,170
          500    5.250%, 7/01/30 - FSA Insured                                        1/11 at 101.00         AAA            511,600

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/07 at 102.00          AA          1,571,700
                 Revenue Refunding Bonds, Johns Hopkins University,
                 Series 1997, 5.625%, 7/01/27

        1,400   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1          1,416,296
                 Revenue Bonds, Maryland Institute College of Art,
                 Series 2001, 5.625%, 6/01/36

        9,445   Morgan State University, Maryland, Student Tuition and                  No Opt. Call         AAA         11,008,714
                 Fee Revenue Refunding Bonds, Academic Fees and Auxiliary
                 Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2003A:
        5,645    5.000%, 4/01/15                                                      4/13 at 100.00          AA          6,003,232
        2,680    5.000%, 4/01/19                                                      4/13 at 100.00          AA          2,769,780


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.9%

        2,550   Gaithersburg, Maryland, Hospital Facilities Refunding and               No Opt. Call         AAA          3,016,268
                 Improvement Revenue Bonds, Shady Grove Adventist
                 Hospital, Series 1995, 6.500%, 9/01/12 - FSA Insured

        2,000   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00           A          2,092,320
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

          750   Maryland Health and Higher Educational Facilities Authority,          7/10 at 101.00          A3            844,297
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2000, 6.750%, 7/01/30

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Johns Hopkins Hospital, Howard County General
                Hospital Acquisition, Series 1998:
        1,000    5.000%, 7/01/19 - MBIA Insured                                       7/08 at 101.00         AAA          1,015,660
        1,250    5.000%, 7/01/29 - MBIA Insured                                       7/08 at 101.00         AAA          1,249,050

        1,500   Maryland Health and Higher Educational Facilities Authority,          1/08 at 101.00         Aaa          1,503,030
                 Revenue Bonds, Upper Chesapeake Hospitals, Series 1998A,
                 5.125%, 1/01/38 - FSA Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+          1,426,350
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00           A          1,591,065
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2002, 6.000%, 7/01/22


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       4,500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1     $    4,607,325
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32

        2,750   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3          2,678,555
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        3,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3          3,294,070
                 Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                 5.625%, 7/01/32

        3,800   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2          3,742,848
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00         AAA          1,009,780
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00         BBB          1,434,000
                 Revenue Bonds, Medstar Health, Series 2004, 5.375%, 8/15/24

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, LifeBridge Health System, Series 2004A:
          340    4.750%, 7/01/28                                                      7/14 at 100.00           A            311,464
        1,540    5.125%, 7/01/34                                                      7/14 at 100.00           A          1,493,076

                Prince George's County, Maryland, Revenue Refunding and Project
                Bonds, Dimensions Health Corporation, Series 1994:
          825    5.000%, 7/01/05                                                      7/04 at 102.00          B3            739,951
        3,080    5.375%, 7/01/14                                                      7/04 at 102.00          B3          2,432,646
        6,000    5.300%, 7/01/24                                                      7/04 at 102.00          B3          4,517,400


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 19.9%

        1,795   Charles County, Maryland, FHA-Insured Mortgage Revenue                5/05 at 102.00         AAA          1,849,101
                 Refunding Bonds, Holly Station IV Townhouses Project,
                 Series 1995A, 6.450%, 5/01/26

                Howard County, Maryland, FHA-Insured Mortgage Revenue Refunding
                Bonds, Normandy Woods III Apartments Project, Series 1996A:
          700    6.000%, 7/01/17                                                      7/06 at 102.00         AAA            728,812
        2,000    6.100%, 7/01/25                                                      7/06 at 102.00         AAA          2,065,680

        2,500   Maryland Community Development Administration, Housing                1/09 at 101.00         Aa2          2,516,150
                 Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative
                 Minimum Tax)

          880   Maryland Community Development Administration, Housing                1/10 at 100.00         Aa2            919,081
                 Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative
                 Minimum Tax)

        1,450   Maryland Community Development Administration, FNMA                   2/11 at 101.00         Aaa          1,525,966
                 Multifamily Development Revenue Bonds, Edgewater Village
                 Apartments, Series 2000B, 5.800%, 8/01/20 (Alternative
                 Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                   7/05 at 102.00         Aa2          2,064,920
                 Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                 Bonds, Series 1995A, 5.900%, 7/01/15

        1,500   Montgomery County Housing Opportunities Commission,                   7/06 at 102.00         Aaa          1,545,345
                 Maryland, Multifamily Housing Development Bonds,
                 Series 1996B, 5.900%, 7/01/26

        3,830   Montgomery County Housing Opportunities Commission,                   7/08 at 101.00         Aaa          3,851,448
                 Maryland, FNMA/FHA-Insured Multifamily Housing
                 Development Bonds, Series 1998A, 5.200%, 7/01/30

        2,000   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,074,780
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000A, 6.100%, 7/01/30

                Prince George's County Housing Authority, Maryland, Mortgage
                Revenue Refunding Bonds, Cherry Hill Apartments, Series 1993A:
        1,090    5.900%, 9/20/10 - FSA Insured                                        9/04 at 101.00         AAA          1,111,549
        1,930    6.000%, 9/20/15 - FSA Insured                                        9/04 at 101.00         AAA          1,962,250

        1,500   Prince George's County Housing Authority, Maryland, GNMA             12/04 at 102.00         AAA          1,542,165
                 Collateralized Mortgage Revenue  Refunding Bonds, Riverview
                 Terrace Apartments, Series 1995A, 6.700%, 6/20/20

                Prince George's County Housing Authority, Maryland, GNMA
                Collateralized Mortgage Revenue Refunding Bonds, Overlook
                Apartments, Series 1995A:
        2,000    5.700%, 12/20/15                                                    12/05 at 102.00         AAA          2,071,660
        1,670    5.750%, 12/20/19                                                    12/05 at 102.00         AAA          1,720,484


                                       15


                            Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,000   Prince George's County Housing Authority, Maryland,                  11/04 at 100.00         AAA     $    1,000,670
                 GNMA Collateralized Mortgage Revenue Refunding Bonds,
                 Foxglenn Apartments, Series 1998A, 5.450%, 11/20/14
                 (Alternative Minimum Tax)

          540   Prince George's County Housing Authority, Maryland, GNMA              9/09 at 102.00         AAA            564,224
                 Collateralized Mortgage Revenue Bonds, University Landing
                 Apartments, Series 1999, 6.100%, 3/20/41 (Alternative
                 Minimum Tax)

        1,000   Salisbury, Maryland, FHA-Insured Mortgage Revenue Refunding          12/04 at 102.00         AAA          1,025,750
                 Bonds, College Lane Apartments, Series 1995A,
                 6.600%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.0%

          940   Prince George's County Housing Authority, Maryland,                   8/07 at 102.00         AAA            976,181
                 FHLMC/FNMA/GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1997A, 5.625%, 8/01/17
                 (Alternative Minimum Tax)

          130   Prince George's County Housing Authority, Maryland,                   8/10 at 100.00         AAA            134,692
                 FHLMC/FNMA/GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 2000A, 6.150%, 8/01/19
                 (Alternative Minimum Tax)

          400   Puerto Rico Housing Finance Authority, Mortgage-Backed                6/13 at 100.00         AAA            380,648
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.8%

        1,000   Carroll County, Maryland, Revenue Refunding Bonds, EMA                1/09 at 101.00          AA          1,026,330
                 Obligated Group, Series 1999A, 5.625%, 1/01/25 -
                 RAAI Insured

        1,745   Maryland Economic Development Corporation, Health and                 4/11 at 102.00         N/R          1,742,278
                 Mental Hygiene Providers Revenue Bonds, Series 1996A,
                 7.625%, 4/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.0%

        4,000   Anne Arundel County, Maryland, General Obligation Bonds,                No Opt. Call         AA+          4,352,040
                 Series 2003, 5.000%, 3/01/13

                Baltimore County, Maryland, Metropolitan District General
                Obligation Bonds, 67th Issue:
        2,500    5.000%, 6/01/25                                                      6/11 at 101.00         AAA          2,524,375
        3,500    5.000%, 6/01/26                                                      6/11 at 101.00         AAA          3,526,495

        1,000   Baltimore, Maryland, General Obligation Bonds, Consolidated             No Opt. Call          A+          1,164,880
                 Public Improvement, Series 1989B, 7.150%, 10/15/08

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds, Series 2002:
        1,000    5.000%, 11/01/21                                                    11/12 at 101.00          AA          1,031,540
        1,000    5.000%, 11/01/22                                                    11/12 at 101.00          AA          1,025,710

        3,000   Frederick County, Maryland, General Obligation Public Facilities      7/09 at 101.00          AA          3,177,690
                 Bonds, Series 1999, 5.250%, 7/01/18

          500   Frederick County, Maryland, Special Obligation Bonds, Villages        7/10 at 102.00          AA            515,115
                 of Lake Linganore Community Development Authority,
                 Series 2001A, 5.700%, 7/01/29 - RAAI Insured

                Howard County, Maryland, Consolidated Public Improvement
                Bonds, Series 2004B:
          735    5.000%, 8/15/16                                                      2/14 at 100.00         AAA            783,576
        1,625    5.000%, 8/15/17                                                      2/14 at 100.00         AAA          1,719,071
        1,180    5.000%, 8/15/19                                                      2/14 at 100.00         AAA          1,233,029

        1,190   Maryland National Capital Park and Planning Commission,               1/14 at 100.00          AA          1,253,617
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2,
                 5.000%, 1/15/17

                Montgomery County, Maryland, General Obligation Refunding
                Bonds, Consolidated Public Improvement, Series 2001:
        1,750    5.250%, 10/01/13                                                    10/11 at 101.00         AAA          1,923,828
        2,000    5.250%, 10/01/18                                                    10/11 at 101.00         AAA          2,127,200

          925   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            963,489
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

        1,000   Prince George's County, Maryland, General Obligation                 12/11 at 101.00         AAA          1,056,130
                 Consolidated Public Improvement Bonds, Series 2001,
                 5.250%, 12/01/20 - FGIC Insured

        3,000   Prince George's County, Maryland, General Obligation                  9/12 at 101.00          AA          2,797,860
                 Consolidated Public Improvement Bonds, Series 2002,
                 4.100%, 9/15/19

        5,770   Prince George's County, Maryland, General Obligation                 10/13 at 100.00          AA          6,034,785
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/18

          460   Wicomico County, Maryland, General Obligation Public                 12/09 at 101.00         AAA            510,361
                 Improvement Bonds, Series 1999, 5.750%, 12/01/19 -
                 FGIC Insured


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.4%

                Baltimore Board of School Commissioners, Maryland, City Public
                School System Revenue Bonds, Series 2003A:
$       1,500    5.000%, 5/01/16                                                      5/13 at 100.00         AA+     $    1,584,495
        1,000    5.000%, 5/01/18                                                      5/13 at 100.00         AA+          1,042,730

        1,725   Howard County, Maryland, Metropolitan District Refunding              2/12 at 100.00         AAA          1,839,557
                 Bonds, Series 2002A, 5.250%, 8/15/18

        1,465   Maryland Community Development Administration,                        6/08 at 101.00         Aaa          1,483,752
                 Infrastructure Financing Bonds, Series 1998B,
                 5.200%, 6/01/28 - MBIA Insured

        4,250   Maryland Department of Transportation, County Transportation            No Opt. Call          AA          4,753,413
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,875   Maryland Economic Development Corporation, Lease                      6/12 at 100.50         AA+          1,991,513
                 Revenue Bonds, Department of Transportation Headquarters
                 Building, Series 2002, 5.375%, 6/01/19

                Maryland Department of Transportation, Certificates of
                Participation, Mass Transit Administration Project, Series 2000:
          880    5.500%, 10/15/19 (Alternative Minimum Tax)                          10/10 at 101.00         AA+            918,685
          930    5.500%, 10/15/20 (Alternative Minimum Tax)                          10/10 at 101.00         AA+            966,782

        1,700   Maryland Stadium Authority, Lease Revenue Bonds,                      6/13 at 100.00         AA+          1,711,645
                 Montgomery County Conference Center Facilities,
                 Series 2003, 5.000%, 6/15/24

        2,455   Maryland Stadium Authority, Lease Revenue Bonds, Sports               3/06 at 101.00         AAA          2,615,655
                 Facilities, Series 1996, 5.750%, 3/01/18 - AMBAC Insured

        1,000   Montgomery County, Maryland, Lease Revenue Bonds,                     6/12 at 100.00          AA          1,016,820
                 Metrorail Garage, Series 2002, 5.000%, 6/01/21

          675   Montgomery County, Maryland, Special Obligation Bonds,                7/12 at 101.00          AA            692,570
                 West Germantown Development District, Senior
                 Series 2002A, 5.500%, 7/01/27 - RAAI Insured

          635   New Baltimore City Board of School Commissioners,                    11/10 at 100.00         AA+            676,694
                 Maryland, School System Revenue Bonds, Series 2000,
                 5.125%, 11/01/15

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/16 at 100.00           A          1,022,300
                 Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

        1,500   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,676,100
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        2,100   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          2,227,680
                 5.250%, 8/01/21 - FSA Insured

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          2,229,400
                 Loan Notes, Series 1999A, 6.500%, 10/01/24

                Washington Suburban Sanitary District, Montgomery and Prince
                George's Counties, Maryland, General Obligation Construction
                Bonds, Series 2000:
        1,085    5.250%, 6/01/20                                                      6/10 at 100.00         AAA          1,142,765
        1,205    5.250%, 6/01/21                                                      6/10 at 100.00         AAA          1,264,527


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.9%

        1,060   Baltimore, Maryland, Revenue Refunding Bonds, Parking                   No Opt. Call         AAA          1,149,453
                 System Facilities, Series 1998A, 5.250%, 7/01/17 -
                 FGIC Insured

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue               6/06 at 102.00         CCC          1,397,782
                 Bonds, American Airlines Inc., Series 1996A,
                 6.250%, 6/01/26 (Alternative Minimum Tax)

        3,000   District of Columbia Metropolitan Area Transit Authority,               No Opt. Call         AAA          3,273,600
                 Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.8%

        2,500   Baltimore County, Maryland, General Obligation Consolidated           8/12 at 100.00         AAA          2,735,450
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded to 8/01/12)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water                   7/08 at 101.00         AAA          2,006,880
                 Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water                     No Opt. Call         AAA          2,039,440
                 System Projects, Series 1994A, 5.000%, 7/01/24 -
                 FGIC Insured

        1,500   Baltimore, Maryland, Project and Revenue Refunding Bonds,             7/10 at 100.00         AAA          1,686,135
                 Wastewater Projects, Series 2000A, 5.625%, 7/01/30
                 (Pre-refunded to 7/01/10) - FSA Insured


                                       17


                            Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$         845   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA     $      909,127
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

          575   Howard County, Maryland, Consolidated Public Improvement              2/12 at 100.00         AAA            637,393
                 Refunding Bonds, Series 2002A, 5.250%, 8/15/18
                 (Pre-refunded to 2/15/12)

                Howard County, Maryland, Consolidated Public Improvement
                Refunding Bonds, Series 2003A:
        1,720    5.000%, 8/15/17 (Pre-refunded to 8/15/12)                            8/12 at 100.00         AAA          1,882,265
        1,000    5.000%, 8/15/22 (Pre-refunded to 8/15/12)                            8/12 at 100.00         AAA          1,094,340

          145   Howard County, Maryland, Metropolitan District Refunding              2/12 at 100.00         AAA            160,734
                 Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded
                 to 2/15/12)

        1,875   Maryland Health and Higher Educational Facilities Authority,          7/04 at 101.00         AAA          1,919,269
                 Revenue Bonds, Good Samaritan Hospital, Series 1993,
                 5.750%, 7/01/19 - AMBAC Insured

        3,125   Maryland Health and Higher Educational Facilities Authority,          7/04 at 101.00         Aaa          3,145,031
                 Revenue Bonds, Howard County General Hospital,
                 Series 1993, 5.500%, 7/01/25

        3,135   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA          3,149,829
                 Revenue Bonds, Helix Health, Series 1997,
                 5.000%, 7/01/27 - AMBAC Insured

        1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,064,680
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/20


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.8%

        6,000   Anne Arundel County, Maryland, Pollution Control Revenue             10/04 at 102.00          A2          6,165,600
                 Refunding Bonds, Baltimore Gas and Electric Company
                 Project, Series 1994, 6.000%, 4/01/24

        6,500   Calvert County, Maryland, Pollution Control Revenue                   7/04 at 102.00          A2          6,638,970
                 Refunding Bonds, Baltimore Gas and Electric Company
                 Project, Series 1993, 5.550%, 7/15/14

        3,000   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          3,028,740
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        5,000   Prince George's County, Maryland, Pollution Control Revenue           7/04 at 101.00          A-          5,054,900
                 Refunding Bonds, Potomac Electric Power Company,
                 Series 1993, 6.375%, 1/15/23


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.7%

        1,000   Baltimore, Maryland, Revenue Refunding Bonds, Water                     No Opt. Call         AAA          1,024,910
                 System Projects, Series 1994A, 5.000%, 7/01/24 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     220,830   Total Long-Term Investments (cost $223,291,162) - 149.8%                                                226,412,884
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      3,793,913
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.3)%                                                        (79,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  151,106,797
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                                       18


                            Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.3%

$       1,625   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,390,610
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.4%

                Frederick County, Maryland, Educational Facilities Revenue
                Bonds, Mount St. Mary's College, Series 2001A:
          465    5.700%, 9/01/20                                                      3/10 at 101.00         BBB            477,132
        1,000    5.750%, 9/01/25                                                      3/10 at 101.00         BBB          1,013,570
          500    5.800%, 9/01/30                                                      3/10 at 101.00         BBB            506,605

          645   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            643,310
                 Bonds, Battelle Memorial Institute, Series 2004,
                 5.250%, 4/01/34

        1,800   Maryland Economic Development Corporation, Student                    7/11 at 101.00           A          1,844,838
                 Housing Revenue Bonds, Sheppard Pratt University Village,
                 Series 2001, 6.000%, 7/01/33 - ACA Insured

        1,000   Maryland Economic Development Corporation, Utility                    7/11 at 100.00         AAA          1,030,090
                 Infrastructure Revenue Bonds, University of Maryland -
                 College Park Project, Series 2001, 5.000%, 7/01/19 -
                 AMBAC Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00        BBB-          1,506,345
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          625   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1            628,781
                 Revenue Bonds, Maryland Institute College of Art,
                 Series 2001, 5.500%, 6/01/32

                Puerto Rico Industrial, Tourist, Educational, Medical, and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System
                Project, Series 1999:
          215    5.375%, 2/01/19                                                      2/09 at 101.00         BBB            217,384
          410    5.375%, 2/01/29                                                      2/09 at 101.00         BBB            400,656

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2003A:
        1,000    5.000%, 4/01/15                                                      4/13 at 100.00          AA          1,063,460
          500    5.000%, 4/01/19                                                      4/13 at 100.00          AA            516,750


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.1%

        2,725   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00           A          2,850,786
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00          A2            962,690
                 Revenue Bonds, Calvert Memorial Hospital, Series 1998,
                 5.000%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,006,710
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/28 - FSA Insured

          570   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00          A3            571,368
                 Revenue Refunding Bonds, Union Hospital of Cecil County,
                 Series 1998, 5.100%, 7/01/22

        1,250   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00         AA-          1,258,375
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-          1,002,260
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

          750   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            713,175
                 Revenue Bonds, Greater Baltimore Medical Center,
                 Series 2001, 5.000%, 7/01/34

        2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           A          1,982,340
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,044,520
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26


                                       19


                            Nuveen Maryland Dividend Advantage Municipal Fund (NFM) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3     $      974,020
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2            984,960
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          500   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00         BBB            478,000
                 Revenue Bonds, Medstar Health, Series 2004,
                 5.375%, 8/15/24

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, LifeBridge Health System, Series 2004A:
          165    4.750%, 7/01/28                                                      7/14 at 100.00           A            151,152
          585    5.125%, 7/01/34                                                      7/14 at 100.00           A            567,175

          600   Prince George's County, Maryland, Revenue Refunding and               7/04 at 102.00          B3            451,740
                 Project Bonds, Dimensions Health Corporation, Series 1994,
                 5.300%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 15.9%

          750   Baltimore County, Maryland, GNMA Collateralized Revenue              10/08 at 102.00         AAA            752,580
                 Refunding Bonds, Cross Creek Apartments Project,
                 Series 1998A, 5.250%, 10/20/33

        2,000   Maryland Community Development Administration, Housing                7/08 at 101.00         Aa2          2,037,720
                 Revenue Bonds, Series 1998A, 5.625%, 1/01/40 (Alternative
                 Minimum Tax)

          850   Maryland Community Development Administration, Multifamily            5/11 at 100.00         Aa2            856,758
                 Housing Insured Mortgage Loans, Series 2001B,
                 5.350%, 5/15/32 (Alternative Minimum Tax)

        1,000   Maryland Community Development Administration, Multifamily           12/11 at 100.00         Aaa          1,016,410
                 Housing Revenue Bonds, Princess Anne Apartments,
                 Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)

          750   Montgomery County Housing Opportunities Commission,                   7/08 at 101.00         Aaa            754,620
                 Maryland, FNMA/FHA-Insured Multifamily Housing
                 Development Bonds, Series 1998A, 5.250%, 7/01/29
                 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,081,800
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                   7/11 at 100.00         Aaa          2,041,380
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2001A, 5.600%, 7/01/42 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 12.4%

          195   Maryland Community Development Administration,                        9/09 at 100.00         Aa2            200,257
                 Residential Revenue Bonds, Series 1999E, 5.700%, 9/01/17

        3,000   Maryland Community Development Administration,                        9/09 at 100.00         Aa2          3,099,840
                 Residential Revenue Bonds, Series 2000G, 5.950%, 9/01/29
                 (Alternative Minimum Tax)

        1,130   Maryland Community Development Administration,                        9/10 at 100.00         Aa2          1,167,606
                 Residential Revenue Bonds, Series 2000H, 5.800%, 9/01/32
                 (Alternative Minimum Tax)

          415   Maryland Community Development Administration, Single                10/10 at 100.00         Aa2            423,674
                 Family Program Bonds, First Series 2001, 5.000%, 4/01/17

          630   Maryland Community Development Administration,                        9/10 at 100.00         Aa2            634,454
                 Residential Revenue Bonds, Series 2001B, 5.450%, 9/01/32
                 (Alternative Minimum Tax)

        1,000   Maryland Community Development Administration,                        3/11 at 100.00         Aa2          1,023,720
                 Residential Revenue Bonds, Series 2001F, 5.600%, 9/01/28
                 (Alternative Minimum Tax)

          860   Prince George's County Housing Authority, Maryland,                   8/07 at 102.00         AAA            881,543
                 FHLMC/FNMA/GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1997A, 5.750%, 8/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.6%

        1,000   Northeast Maryland Waste Disposal Authority, Resource                 1/09 at 101.00         BBB            988,050
                 Recovery Revenue Bonds, Baltimore RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.3%

        1,000   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00         N/R            790,100
                 Revenue Bonds, Collington Episcopal Life, Series 2001A,
                 6.750%, 4/01/23


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 21.6%

                Anne Arundel County, Maryland, General Obligation Bonds,
                Various Purpose, Series 2001:
$         580    4.800%, 2/15/18                                                      2/11 at 101.00         AA+     $      594,030
          500    5.000%, 2/15/28                                                      2/11 at 101.00         AA+            501,820

        1,000   Anne Arundel County, Maryland, General Obligation Bonds,                No Opt. Call         AA+          1,088,010
                 Series 2003, 5.000%, 3/01/13

        3,500   Baltimore County, Maryland, Metropolitan District General             6/11 at 101.00         AAA          3,524,465
                 Obligation Bonds, 67th Issue, 5.000%, 6/01/27

        1,000   Frederick County, Maryland, General Obligation Public                11/12 at 101.00          AA          1,025,710
                 Facilities Bonds, Series 2002, 5.000%, 11/01/22

        1,360   Howard County, Maryland, Consolidated Public Improvement              2/09 at 101.00         AAA          1,367,004
                 Bonds, Series 2001A, 4.750%, 2/15/21

        1,000   Maryland National Capital Park and Planning Commission,               1/14 at 100.00          AA          1,053,460
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2,
                 5.000%, 1/15/17

          430   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            447,892
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

          740   Ocean City, Maryland, General Obligation Bonds,                       3/11 at 101.00         AAA            757,434
                 Series 2001, 4.875%, 3/01/19 - FGIC Insured

        1,500   Prince George's County, Maryland, General Obligation                 12/11 at 101.00         AAA          1,584,195
                 Consolidated Public Improvement Bonds, Series 2001,
                 5.250%, 12/01/20 - FGIC Insured

        1,000   Prince George's County, Maryland, General Obligation                 10/13 at 100.00          AA          1,052,150
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.8%

          815   Anne Arundel County, Maryland, Tax Increment Financing                  No Opt. Call         N/R            810,949
                 Revenue Bonds, Parole Town Center Project, Series 2002,
                 5.000%, 7/01/12

          500   Baltimore Board of School Commissioners, Maryland, City               5/13 at 100.00         AA+            521,365
                 Public School System Revenue Bonds, Series 2003A,
                 5.000%, 5/01/18

        1,500   Maryland Department of Transportation, County Transportation            No Opt. Call          AA          1,677,675
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405   Maryland Economic Development Corporation, Lease                      6/12 at 100.50         AA+          1,492,307
                 Revenue Bonds, Department of Transportation Headquarters
                 Building, Series 2002, 5.375%, 6/01/19

          700   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            782,180
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        1,290   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,429,165
                 Loan Notes, Series 1999A, 6.375%, 10/01/19

                Washington Suburban Sanitary District, Montgomery and Prince
                George's Counties, Maryland, General Obligation Construction
                Bonds, Series 2001:
          895    5.000%, 6/01/22                                                      6/11 at 100.00         AAA            910,072
          935    5.000%, 6/01/23                                                      6/11 at 100.00         AAA            946,846
          985    5.000%, 6/01/24                                                      6/11 at 100.00         AAA            993,973
        1,035    5.000%, 6/01/25                                                      6/11 at 100.00         AAA          1,043,208

        1,290   Washington Suburban Sanitary District, Montgomery and                 6/11 at 100.00         AAA          1,303,403
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 2001, 4.750%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.1%

                Maryland Health and Higher Educational Facilities Authority,
                Parking Revenue Bonds, Johns Hopkins Hospital, Series 2001:
          650    5.000%, 7/01/27 - AMBAC Insured                                      7/11 at 100.00         AAA            650,663
          750    5.000%, 7/01/34 - AMBAC Insured                                      7/11 at 100.00         AAA            745,575

        1,000   District of Columbia Metropolitan Area Transit Authority,               No Opt. Call         AAA          1,091,200
                 Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 -
                 MBIA Insured


                                       21


                            Nuveen Maryland Dividend Advantage Municipal Fund (NFM) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 21.4%

$       1,500   Baltimore County, Maryland, General Obligation Consolidated           8/12 at 100.00         AAA     $    1,641,270
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded to 8/01/12)

        1,015   Baltimore, Maryland, Revenue Refunding Bonds, Water                   7/08 at 101.00         AAA          1,018,492
                 Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured

          670   Baltimore, Maryland, Revenue Refunding Bonds, Water                     No Opt. Call         AAA            683,212
                 System Projects, Series 1994A, 5.000%, 7/01/24 -
                 FGIC Insured

        2,115   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          2,275,507
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,220   Howard County, Maryland, Consolidated Public Improvement              2/09 at 101.00         AAA          1,318,430
                 Bonds, Series 2001A, 4.750%, 2/15/20 (Pre-refunded
                 to 2/15/09)

          500   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA            547,170
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/15
                 (Pre-refunded to 8/15/12)

        1,000   Maryland Transportation Authority, Revenue Refunding                    No Opt. Call         AAA          1,160,220
                 Bonds, Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, Series 2000A:
        2,300    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          2,416,610
        1,700    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,786,190


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

        2,500   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          2,523,950
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        1,800   Puerto Rico Electric Power Authority, Power Revenue                   7/05 at 100.00          A-          1,837,280
                 Refunding Bonds, Series 1995Z, 5.250%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.6%

          330   Baltimore, Maryland, Revenue Refunding Bonds, Water                     No Opt. Call         AAA            338,220
                 System Projects, Series 1994A, 5.000%, 7/01/24 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      88,020   Total Long-Term Investments (cost $88,998,439) - 149.8%                                                  89,930,616
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.5%                                                                      2,110,706
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.3)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   60,041,322
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       22


                            Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
                            Portfolio of
                                    INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.2%

$         815   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      697,444
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          800   Virgin Islands Tobacco Settlement Financing Corporation,              5/11 at 100.00        Baa3            660,976
                 Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.2%

        1,100   Anne Arundel County, Maryland, Economic Development                   9/12 at 102.00          A3          1,107,766
                 Revenue Bonds, Community College Project, Series 2002,
                 5.125%, 9/01/22

          645   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            643,310
                 Bonds, Battelle Memorial Institute, Series 2004,
                 5.250%, 4/01/34

        1,000   Maryland Economic Development Corporation, Student                   10/13 at 100.00        Baa3          1,005,330
                 Housing Revenue Bonds, University of Maryland - Baltimore,
                 Series 2003A, 5.625%, 10/01/23

          250   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00        BBB-            251,058
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          415   Maryland Health and Higher Educational Facilities Authority,          1/11 at 101.00         AAA            424,628
                 Revenue Bonds, Bullis School, Series 2000,
                 5.250%, 7/01/30 - FSA Insured

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00          AA          1,078,930
                 Revenue Refunding Bonds, Johns Hopkins University,
                 Series 1998, 5.125%, 7/01/12

        1,250   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1          1,257,563
                 Revenue Bonds, Maryland Institute College of Art,
                 Series 2001, 5.500%, 6/01/32

          500   Morgan State University, Maryland, Student Tuition and                7/12 at 100.00         AAA            513,315
                 Fee Revenue Bonds, Academic Fees and Auxiliary
                 Facilities, Series 2001, 4.900%, 7/01/21 - FGIC Insured

          500   Morgan State University, Maryland, Student Tuition and                7/13 at 100.00         AAA            519,030
                 Fee Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/20 - FGIC Insured

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2001B:
        1,580    4.375%, 4/01/17                                                      4/11 at 100.00          AA          1,570,710
        1,140    4.500%, 4/01/19                                                      4/11 at 100.00          AA          1,122,353

        1,000   University of Maryland, Auxiliary Facility and Tuition Revenue        4/13 at 100.00          AA          1,033,500
                 Bonds, Series 2003A, 5.000%, 4/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.8%

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,004,680
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-          1,503,390
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

          750   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            713,175
                 Revenue Bonds, Greater Baltimore Medical Center,
                 Series 2001, 5.000%, 7/01/34

        2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           A          1,982,340
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,044,520
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

          500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3            487,010
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2            984,960
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          500   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00         BBB            478,000
                 Revenue Bonds, Medstar Health, Series 2004, 5.375%, 8/15/24


                                       23


                            Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, LifeBridge Health System, Series 2004A:
$         165    4.750%, 7/01/28                                                      7/14 at 100.00           A     $      151,152
          525    5.125%, 7/01/34                                                      7/14 at 100.00           A            509,003

        2,160   Montgomery County, Maryland, Economic Development                    12/11 at 100.00         AA-          2,172,010
                 Revenue Bonds, Trinity Healthcare Group, Series 2001,
                 5.125%, 12/01/22

                Prince George's County, Maryland, Revenue Refunding and Project
                Bonds, Dimensions Health Corporation, Series 1994:
          100    5.375%, 7/01/14                                                      7/04 at 102.00          B3             78,982
          500    5.300%, 7/01/24                                                      7/04 at 102.00          B3            376,450


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.9%

           55   Maryland Community Development Administration,                        5/11 at 100.00         Aa2             55,117
                 Multifamily Housing Insured Mortgage Loans, Series 2001A,
                 5.100%, 5/15/28

        4,255   Maryland Community Development Administration,                        5/11 at 100.00         Aa2          4,288,827
                 Multifamily Housing Insured Mortgage Loans, Series 2001B,
                 5.350%, 5/15/32 (Alternative Minimum Tax)

        1,110   Maryland Community Development Administration,                       12/11 at 100.00         Aaa          1,128,215
                 Multifamily Housing Revenue Bonds, Princess Anne
                 Apartments, Series 2001D, 5.450%, 12/15/33
                 (Alternative Minimum Tax)

        3,145   Maryland Community Development Administration,                       12/11 at 100.00         Aaa          3,196,609
                 Multifamily Development Revenue Bonds, Waters
                 Towers Senior Apartments, Series 2001F, 5.450%, 12/15/33
                 (Alternative Minimum Tax)

          440   Maryland Community Development Administration,                        5/12 at 100.00         Aa2            450,754
                 Multifamily Housing Insured Mortgage Revenue Bonds,
                 Series 2002A, 5.300%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.5%

          500   Maryland Community Development Administration, Residential            3/07 at 101.50         Aa2            514,655
                 Revenue Bonds, Series 1997B, 5.875%, 9/01/25
                 (Alternative Minimum Tax)

          990   Maryland Community Development Administration, Residential            9/10 at 100.00         Aa2            998,712
                 Revenue Bonds, Series 2001H, 5.350%, 9/01/32
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 3.6%

        2,250   Northeast Maryland Waste Disposal Authority, Resource                 1/09 at 101.00         BBB          2,223,113
                 Recovery Revenue Bonds, Baltimore RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.1%

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Collington Episcopal Life, Series 2001A:
           10    6.750%, 4/01/20                                                      4/09 at 100.00         N/R              7,901
           25    6.750%, 4/01/23                                                      4/11 at 101.00         N/R             19,753

           30   Prince George's County, Maryland, Revenue Bonds, Collington           6/04 at 102.00         N/R             23,700
                 Episcopal Life Care Community, Inc., Series 1994A,
                 6.000%, 4/01/13


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 41.0%

        1,000   Anne Arundel County, Maryland, General Obligation Bonds,                No Opt. Call         AA+          1,088,010
                 Series 2003, 5.000%, 3/01/13

                Cecil County, Maryland, General Obligation Bonds, Consolidated
                Public Improvement, Series 2001B:
          975    4.600%, 8/01/18                                                      8/11 at 101.00         AA-            979,514
        1,020    4.600%, 8/01/19                                                      8/11 at 101.00         AA-          1,014,319
          300    4.625%, 8/01/20                                                      8/11 at 101.00         AA-            296,949
          335    4.750%, 8/01/21                                                      8/11 at 101.00         AA-            335,348

        1,000   Frederick County, Maryland, General Obligation Public                11/12 at 101.00          AA          1,038,250
                 Facilities Bonds, Series 2002, 5.000%, 11/01/20

        3,000   Frederick County, Maryland, General Obligation Public                12/10 at 101.00          AA          3,146,370
                 Facilities Bonds, Series 2000, 5.200%, 12/01/19

          510   Frederick, Maryland, General Obligation Refunding and                12/11 at 101.00         AA-            517,604
                 Improvement Bonds, Series 2001, 4.750%, 12/01/19

        1,000   Howard County, Maryland, Consolidated Public Improvement              2/14 at 100.00         AAA          1,066,090
                 Bonds, Series 2004B, 5.000%, 8/15/16


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Maryland, General Obligation Bonds, State and Local Facilities
                Loan, First Series 2001:
$       2,445    5.500%, 3/01/11                                                        No Opt. Call         AAA     $    2,748,962
        1,500    5.500%, 3/01/12                                                        No Opt. Call         AAA          1,692,090

        4,730   Montgomery County, Maryland, General Obligation Refunding            10/11 at 101.00         AAA          5,030,828
                 Bonds, Consolidated Public Improvement, Series 2001,
                 5.250%, 10/01/18

                Prince George's County, Maryland, General Obligation
                Consolidated Public Improvement Bonds, Series 2001:
        1,000    5.250%, 12/01/20 - FGIC Insured                                     12/11 at 101.00         AAA          1,056,130
        2,820    5.250%, 12/01/21 - FGIC Insured                                     12/11 at 101.00         AAA          2,969,065

        2,000   Puerto Rico, Public Improvement General Obligation Refunding          7/11 at 100.00         AAA          2,023,120
                 Bonds, Series 2001, 5.000%, 7/01/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.7%

          750   Anne Arundel County, Maryland, General Obligation Bonds,              8/09 at 101.00         AA+            743,040
                 Consolidated Water and Sewer, Series 1999,
                 4.500%, 8/01/19

          815   Anne Arundel County, Maryland, Tax Increment Financing                  No Opt. Call         N/R            810,949
                 Revenue Bonds, Parole Town Center Project, Series 2002,
                 5.000%, 7/01/12

                Baltimore County, Maryland, Certificates of Participation,
                Health and Social Services Building Project, Series 2001:
        1,580    5.000%, 8/01/20                                                      8/11 at 101.00         AA+          1,610,763
        1,660    5.000%, 8/01/21                                                      8/11 at 101.00         AA+          1,684,917

          530   Baltimore Board of School Commissioners, Maryland,                    5/13 at 100.00         AA+            564,726
                 City Public School System Revenue Bonds, Series 2003A,
                 5.000%, 5/01/15

        1,000   Maryland Department of Transportation, County Transportation            No Opt. Call          AA          1,118,450
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          1,492,307
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

        1,000   Montgomery County, Maryland, Special Obligation Bonds,                7/12 at 101.00          AA          1,026,030
                 West Germantown Development District, Senior
                 Series 2002A, 5.500%, 7/01/27 - RAAI Insured

          700   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            782,180
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        1,100   Puerto Rico Infrastructure Financing Authority, Special Tax           1/08 at 101.00         AAA          1,121,318
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/21 -
                 AMBAC Insured

        1,000   Washington Suburban Sanitary District, Montgomery and                 6/08 at 102.00         AAA          1,052,990
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 1998, 5.000%, 6/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.4%

                Maryland Health and Higher Educational Facilities Authority,
                Parking Revenue Bonds, Johns Hopkins Hospital, Series 2001:
          650    5.000%, 7/01/27 - AMBAC Insured                                      7/11 at 100.00         AAA            650,663
        2,775    5.000%, 7/01/34 - AMBAC Insured                                      7/11 at 100.00         AAA          2,758,628

        1,000   District of Columbia Metropolitan Area Transit Authority,               No Opt. Call         AAA          1,091,200
                 Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.9%

        1,500   Baltimore County, Maryland, General Obligation Consolidated           8/12 at 100.00         AAA          1,641,270
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded to 8/01/12)

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,144,010
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/10)

          750   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA            820,752
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/15
                 (Pre-refunded to 8/15/12)


                                       25


                            Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,260   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA     $    1,346,890
                 Revenue Bonds, Helix Health, Series 1997,
                 5.000%, 7/01/17 - AMBAC Insured

        1,365   Maryland Transportation Authority, Revenue Refunding                    No Opt. Call         AAA          1,583,700
                 Bonds, Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,202,800
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

          800   Puerto Rico Public Finance Corporation, Commonwealth                  8/11 at 100.00         AAA            827,120
                 Appropriation Bonds, Series 2001A, 5.000%, 8/01/21
                 (Pre-refunded to 8/01/11) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.3%

        1,000   Guam Power Authority, Revenue Bonds, Series 1999A,                   10/09 at 101.00         AAA          1,009,210
                 5.250%, 10/01/34 - MBIA Insured

        1,000   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          1,009,580
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      88,780   Total Long-Term Investments (cost $90,342,700) - 149.6%                                                  91,375,083
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      1,688,937
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   61,064,020
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       26


                            Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
                            Portfolio of
                                       INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.3%

$       2,835   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,426,080
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.8%

          225   Anne Arundel County, Maryland, Economic Development                   9/12 at 102.00          A3            226,589
                 Revenue Bonds, Community College Project, Series 2002,
                 5.125%, 9/01/22

          690   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            688,192
                 Bonds, Battelle Memorial Institute, Series 2004,
                 5.250%, 4/01/34

          130   Maryland Economic Development Corporation, Student                    7/11 at 101.00           A            133,238
                 Housing Revenue Bonds, Sheppard Pratt University Village,
                 Series 2001, 6.000%, 7/01/33 - ACA Insured

        1,250   Maryland Economic Development Corporation, Student Housing           10/13 at 100.00        Baa3          1,256,663
                 Revenue Bonds, University of Maryland - Baltimore,
                 Series 2003A, 5.625%, 10/01/23

          740   Maryland Health and Higher Educational Facilities Authority,         10/09 at 101.00           A            724,090
                 Revenue Bonds, Loyola College, Series 1999,
                 5.000%, 10/01/39

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          AA            995,470
                 Revenue Bonds, Johns Hopkins University, Series 2002A,
                 5.000%, 7/01/32

        1,500   Morgan State University, Maryland, Student Tuition and                7/13 at 100.00         AAA          1,504,275
                 Fee Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/32 - FGIC Insured

          985   University of Maryland, Auxiliary Facility and Tuition Revenue        4/11 at 100.00          AA            966,856
                 Bonds, Series 2001B, 4.625%, 4/01/21

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2002A:
        1,000    5.000%, 4/01/09                                                        No Opt. Call          AA          1,082,200
        2,000    5.125%, 4/01/22                                                      4/12 at 100.00          AA          2,049,420

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2003A:
        1,000    5.000%, 4/01/15                                                      4/13 at 100.00          AA          1,063,460
        1,000    5.000%, 4/01/19                                                      4/13 at 100.00          AA          1,033,500


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.5%

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,004,680
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

        1,000   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00         AA-          1,006,700
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-            651,469
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            950,900
                 Revenue Bonds, Greater Baltimore Medical Center,
                 Series 2001, 5.000%, 7/01/34

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3            974,020
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        1,845   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3          1,870,018
                 Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                 5.625%, 7/01/32

          775   Maryland Health and Higher Educational Facilities Authority,          1/13 at 101.00        Baa1            769,869
                 Revenue Refunding Bonds, Adventist Healthcare,
                 Series 2003A, 5.750%, 1/01/25

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2            984,960
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          500   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00         BBB            478,000
                 Revenue Bonds, Medstar Health, Series 2004, 5.375%, 8/15/24


                                       27


                            Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, LifeBridge Health System, Series 2004A:
$         165    4.750%, 7/01/28                                                      7/14 at 100.00           A     $      151,152
          725    5.125%, 7/01/34                                                      7/14 at 100.00           A            702,909

          700   Prince George's County, Maryland, Revenue Refunding                   7/04 at 102.00          B3            527,030
                 and Project Bonds, Dimensions Health Corporation,
                 Series 1994, 5.300%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 16.5%

        2,000   Maryland Community Development Administration,                        7/12 at 100.00         Aa2          1,950,720
                 Housing Revenue Bonds, Series 2002B, 4.950%, 7/01/32
                 (Alternative Minimum Tax)

                Montgomery County Housing Opportunities Commission,
                Maryland, Multifamily Housing Development Bonds,
                Series 2002B:
          515    5.100%, 7/01/33 (Alternative Minimum Tax)                            7/12 at 100.00         Aaa            508,362
        3,000    5.200%, 7/01/44 (Alternative Minimum Tax)                            7/12 at 100.00         Aaa          2,974,860

        2,000   Prince George's County Housing Authority, Maryland, GNMA              2/13 at 102.00         AAA          1,971,880
                 Collateralized Mortgage Revenue Bonds, Windsor Crossing
                 Apartments, Series 2002A, 5.150%, 8/20/33 (Alternative
                 Minimum Tax)

        4,860   Prince George's County Housing Authority, Maryland, GNMA             11/12 at 100.00         AAA          4,861,604
                 Collateralized Mortgage Revenue Bonds, Fairview and
                 Hillside Projects, Series 2002A, 4.700%, 11/20/22


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.5%

        1,900   Northeast Maryland Waste Disposal Authority, Resource                 1/09 at 101.00         BBB          1,877,295
                 Recovery Revenue Bonds, Baltimore RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.3%

          265   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00         N/R            209,377
                 Revenue Bonds, Collington Episcopal Life, Series 2001A,
                 6.750%, 4/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 33.5%

        1,000   Annapolis, Maryland, General Obligation Public Improvement            4/12 at 101.00          AA            991,220
                 Refunding Bonds, Series 2002, 4.375%, 4/01/17

           10   Anne Arundel County, Maryland, General Obligation Bonds,              5/09 at 101.00         AA+             10,323
                 Consolidated Improvements, Series 1999, 5.000%, 5/15/19

        1,000   Anne Arundel County, Maryland, General Obligation Bonds,                No Opt. Call         AA+          1,088,010
                 Series 2003, 5.000%, 3/01/13

        1,000   Calvert County, Maryland, General Obligation Public                   1/12 at 101.00          AA          1,015,940
                 Improvement Bonds, Series 2002, 4.500%, 1/01/16

        1,260   Charles County, Maryland, Consolidated General Obligation             1/12 at 101.00          AA          1,273,658
                 Public Improvement Bonds, Series 2002, 4.400%, 1/15/16

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds, Series 2002:
        1,830    5.000%, 11/01/20                                                    11/12 at 101.00          AA          1,899,998
        2,035    5.000%, 11/01/21                                                    11/12 at 101.00          AA          2,099,184
        2,500    5.000%, 11/01/22                                                    11/12 at 101.00          AA          2,564,275

          100   Frederick County, Maryland, General Obligation Public                 7/09 at 101.00          AA            106,226
                 Facilities Bonds, Series 1999, 5.250%, 7/01/17

          245   Frederick County, Maryland, Special Obligation Bonds,                 7/10 at 102.00          AA            260,553
                 Villages of Lake Linganore Community Development
                 Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

        1,000   Maryland National Capital Park and Planning Commission,               1/14 at 100.00          AA          1,053,460
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2,
                 5.000%, 1/15/17

        2,000   Maryland, General Obligation Bonds, State and Local Facilities          No Opt. Call         AAA          2,205,140
                 Loan, Series 2002B, 5.250%, 2/01/10

        2,000   Montgomery County, Maryland, General Obligation Bonds,                2/12 at 101.00         AAA          2,080,000
                 Consolidated Public Improvement, Series 2002A,
                 5.000%, 2/01/20

        5,000   Prince George's County, Maryland, General Obligation                  9/12 at 101.00          AA          4,681,850
                 Consolidated Public Improvement Bonds, Series 2002,
                 4.300%, 9/15/21


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Prince George's County, Maryland, General Obligation                 10/13 at 100.00          AA     $    1,052,150
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/17

        1,430   Puerto Rico, Public Improvement General Obligation Refunding          7/11 at 100.00         AAA          1,442,870
                 Bonds, Series 2001, 5.125%, 7/01/30 - FSA Insured

        1,000   St. Mary's County, Maryland, General Obligation Hospital                No Opt. Call         AA-          1,089,680
                 Bonds, Series 2002, 5.000%, 10/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 35.7%

          530   Baltimore, Maryland, Convention Center Revenue Refunding              9/08 at 102.00         AAA            544,570
                 Bonds, Series 1998, 5.000%, 9/01/19 - MBIA Insured

        1,000   Baltimore Board of School Commissioners, Maryland, City               5/13 at 100.00         AA+          1,065,520
                 Public School System Revenue Bonds, Series 2003A,
                 5.000%, 5/01/15

        5,000   Maryland Department of Transportation, County Transportation            No Opt. Call          AA          5,592,250
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        2,200   Maryland Economic Development Corporation, Lease                      6/12 at 100.50         AA+          2,169,860
                 Revenue Bonds, Department of Transportation Headquarters
                 Building, Series 2002, 4.750%, 6/01/22

        2,935   Maryland Economic Development Corporation, Lease Revenue              9/12 at 100.00         AA+          3,150,957
                 Bonds, Montgomery County Wayne  Avenue Parking Project,
                 Series 2002A, 5.250%, 9/15/16

                Maryland Stadium Authority, Lease Revenue Bonds,
                Montgomery County Conference Center Facilities,
                Series 2003:
        1,465    5.000%, 6/15/21                                                      6/13 at 100.00         AA+          1,492,190
        1,620    5.000%, 6/15/23                                                      6/13 at 100.00         AA+          1,636,994

          700   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            782,180
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        3,500   Puerto Rico Infrastructure Financing Authority, Special Tax           1/08 at 101.00         AAA          3,507,455
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/28 -
                 AMBAC Insured

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
        1,000    5.250%, 7/01/17                                                      7/12 at 100.00          A-          1,040,380
        1,205    5.250%, 7/01/20                                                      7/12 at 100.00          A-          1,233,245
        1,275    5.250%, 7/01/21                                                      7/12 at 100.00          A-          1,299,760

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,054,060
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured

          935   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB+            952,784
                 Appropriation Bonds, Series 2002E, 5.500%,8/01/29

           25   Washington Suburban Sanitary District, Maryland, General              6/11 at 101.00         AAA             26,166
                 Obligation Construction Bonds, Second Series 2001,
                 5.000%, 6/01/17

        1,000   Washington Suburban Sanitary District, Montgomery and                 6/08 at 102.00         AAA          1,052,990
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 1998, 5.000%, 6/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.5%

        1,000   District of Columbia Metropolitan Area Transit Authority,               No Opt. Call         AAA          1,091,200
                 Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.8%

        2,115   Baltimore County, Maryland, General Obligation Consolidated           8/12 at 100.00         AAA          2,351,267
                 Public Improvement Bonds, Series 2002, 5.250%, 8/01/17
                 (Pre-refunded to 8/01/12)

        1,210   Howard County, Maryland, Consolidated Public Improvement              2/09 at 101.00         AAA          1,307,623
                 Bonds, Series 2001A, 4.750%, 2/15/19 (Pre-refunded
                 to 2/15/09)

        1,215   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA          1,329,623
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/15
                 (Pre-refunded to 8/15/12)


                                       29


                            Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$         690   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA     $      800,552
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16

        5,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          5,253,500
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.2%

        1,250   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          1,261,975
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        4,025   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          4,111,980
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.5%

        2,570   Baltimore, Maryland, Revenue Refunding Bonds, Wastewater              7/12 at 100.00         AAA          2,574,933
                 Projects, Series 2002A, 5.125%, 7/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     108,130   Total Long-Term Investments (cost $111,733,117) - 148.1%                                                110,174,389
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.7%

        1,250   Puerto Rico Government Development Bank, Adjustable                                          A-1          1,250,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 0.970%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,250   Total Short-Term Investments (cost $1,250,000)                                                            1,250,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $112,983,117) - 149.8%                                                          111,424,389
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      1,944,629
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)%                                                        (39,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   74,369,018
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       30


                            Nuveen Virginia Premium Income Municipal Fund (NPV)
                            Portfolio of
                                    INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.1%

$       1,625   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,390,610
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.7%

        3,500   Alexandria Industrial Development Authority, Virginia,               10/10 at 101.00         AAA          3,803,170
                 Fixed Rate Revenue Bonds, Institute for Defense Analyses,
                 Series 2000A, 5.900%, 10/01/30 - AMBAC Insured

                Danville Industrial Development Authority, Virginia, Student
                Housing Revenue Bonds, Collegiate Housing Foundation, Averett
                College Project, Series 1999A:
          500    6.875%, 6/01/20                                                      6/09 at 102.00         N/R            464,785
        1,500    7.000%, 6/01/30                                                      6/09 at 102.00         N/R          1,374,135

        1,000   Prince William County Industrial Development Authority,              10/13 at 101.00          A3            959,890
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

          500   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00          A3            520,770
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

          500   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 100.00          B2            441,735
                 Horse Center Revenue and Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21

        2,000   Virginia College Building Authority, Educational Facilities           9/11 at 100.00         AA+          2,000,440
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2001A, 5.000%, 9/01/26

        3,000   Virginia College Building Authority, Educational Facilities          11/04 at 100.00         Aa1          3,051,360
                 Revenue Bonds, University of Richmond, Series 1994,
                 5.550%, 11/01/19 (Optional put 11/01/04)

        1,000   Virginia College Building Authority, Educational Facilities           4/10 at 101.00          A+          1,083,140
                 Revenue Bonds, Hampton University, Series 2000,
                 6.000%, 4/01/20

        1,635   Virginia Commonwealth University, Revenue Bonds,                      5/14 at 101.00         AAA          1,708,477
                 Series 2004A, 5.000%, 5/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.2%

        2,000   Albemarle County Industrial Development Authority,                   10/12 at 100.00          A2          1,952,100
                 Virginia, Hospital Revenue Bonds, Martha Jefferson
                 Hospital, Series 2002, 5.250%, 10/01/35

        2,000   Danville Industrial Development Authority, Virginia,                    No Opt. Call         AAA          2,123,780
                 Hospital Revenue Bonds, Danville Regional Medical Center,
                 Series 1998, 5.200%, 10/01/18 - AMBAC Insured

        4,850   Fairfax County Industrial Development Authority, Virginia,              No Opt. Call          AA          4,900,537
                 Hospital Revenue Refunding Bonds, Inova Health System
                 Hospitals Project, Series 1993A, 5.000%, 8/15/23

        1,200   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3          1,151,004
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

        1,000   Hanover County Industrial Development Authority, Virginia,              No Opt. Call         AAA          1,180,620
                 Hospital Revenue Bonds, Memorial Regional Medical
                 Center Project, Series 1995, 6.375%, 8/15/18 - MBIA Insured

        4,650   Hanover County Industrial Development Authority, Virginia,            8/05 at 102.00         AAA          4,758,019
                 Hospital Revenue Bonds, Bon Secours Health System
                 Projects, Series 1995, 5.500%, 8/15/25 - MBIA Insured

        1,500   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-          1,506,480
                 Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.600%, 11/15/30

        1,500   Henrico County Industrial Development Authority, Virginia,              No Opt. Call         AAA          1,760,700
                 Healthcare Revenue Bonds, Bon Secours Health System Inc.,
                 Series 1996, 6.250%, 8/15/20 - MBIA Insured

                Loudoun County Industrial Development Authority, Virginia,
                Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
          375    6.000%, 6/01/22                                                      6/12 at 101.00         BBB            388,583
          800    6.100%, 6/01/32                                                      6/12 at 101.00         BBB            820,200

        2,260   Manassas Industrial Development Authority, Virginia,                  4/13 at 100.00          A2          2,238,281
                 Hospital Revenue Bonds, Prince William Hospital,
                 Series 2002, 5.250%, 4/01/33


                                       31


                            Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       4,750   Medical College Virginia Hospital Authority, General Revenue          7/08 at 102.00         AAA     $    4,799,733
                 Bonds, Series 1998, 5.125%, 7/01/23 - MBIA Insured

        2,500   Norfolk Industrial Development Authority, Virginia, Hospital         11/04 at 102.00          AA          2,596,000
                 Revenue Refunding Bonds, Sentara Hospitals - Norfolk,
                 Series 1994A, 6.500%, 11/01/13

        3,000   Roanoke Industrial Development Authority, Virginia, Hospital          7/12 at 100.00         AAA          3,183,690
                 Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.5%

        1,485   Arlington County Industrial Development Authority, Virginia,          5/10 at 100.00         Aaa          1,552,820
                 Multifamily Housing Revenue Bonds, Patrick Henry
                 Apartments, Series 2000, 6.050%, 11/01/32 (Alternative
                 Minimum Tax) (Mandatory put 11/01/20)

        4,445   Hampton Redevelopment and Housing Authority, Virginia,                7/04 at 100.00         A-1          4,466,292
                 Multifamily Housing Revenue Refunding Bonds, Chase
                 Hampton II Apartments, Series 1994, 7.000%, 7/01/24
                 (Mandatory put 7/01/04)

        1,495   Henrico County Economic Development Authority, Virginia,              7/09 at 102.00         AAA          1,577,644
                 GNMA Mortgage-Backed Securities Beth Sholom
                 Assisted Living Revenue Bonds, Series 1999A,
                 5.900%, 7/20/29

        1,000   Lynchburg Redevelopment and Housing Authority,                        4/10 at 102.00         AAA          1,021,800
                 Virginia, Vistas GNMA Mortgage-Backed Revenue
                 Bonds, Series 2000A, 6.200%, 1/20/40 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.1%

          425   Puerto Rico Housing Finance Authority, Mortgage-Backed                6/13 at 100.00         AAA            404,439
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

        1,000   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA            991,050
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.5%

        2,000   Charles County Industrial Development Authority, Virginia,              No Opt. Call         BBB          2,041,320
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 USA Waste of Virginia, Inc. Project, Series 1999,
                 4.875%, 2/01/09 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

                Winchester Industrial Development Authority, Virginia,
                Residential Care Facility First Mortgage Revenue Bonds,
                Westminster-Canterbury of Winchester, Inc., Series 1998:
        1,350    5.750%, 1/01/18                                                      7/04 at 101.00         N/R          1,348,650
        1,000    5.750%, 1/01/27                                                      7/04 at 101.00         N/R            945,620


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.5%

          500   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00         Ba3            454,700
                 Industrial Development Revenue Refunding Bonds,
                 Nekoosa Packaging Corporation, Series 1998,
                 5.600%, 12/01/25 (Alternative Minimum Tax)

        1,900   Bedford County Industrial Development Authority, Virginia,           12/09 at 101.00         Ba3          1,914,174
                 Industrial Development Revenue Refunding Bonds,
                 Nekoosa Packaging Corporation, Series 1999A,
                 6.550%, 12/01/25 (Alternative Minimum Tax)

        1,000   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00         Ba3            919,590
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998,
                 5.650%, 12/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.9%

                Chesapeake, Virginia, General Obligation Water and
                Sewer Bonds, Series 2003B:
        1,880    5.000%, 6/01/21                                                      6/13 at 100.00          AA          1,921,717
        2,060    5.000%, 6/01/23                                                      6/13 at 100.00          AA          2,083,072

                Hampton, Virginia, General Obligation Public Improvement
                Bonds, Series 2000:
          890    5.750%, 2/01/17                                                      2/10 at 102.00          AA            982,062
        2,000    6.000%, 2/01/20                                                      2/10 at 102.00          AA          2,225,000

        1,355   Harrisonburg, Virginia, General Obligation Bonds, Public              7/12 at 101.00         AAA          1,404,539
                 Safety and Steam Plant, Series 2002, 5.000%, 7/15/19 -
                 FGIC Insured

          585   Loudoun County, Virginia, General Obligation Public                   5/12 at 100.00         Aaa            611,378
                 Improvement Bonds, Series 2002A, 5.250%, 5/01/22


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Newport News, Virginia, General Obligation Bonds, General
                Improvement and Water Projects, Series 2002A:
$       2,770    5.000%, 7/01/19                                                      7/13 at 100.00          AA     $    2,867,061
        1,000    5.000%, 7/01/20                                                      7/13 at 100.00          AA          1,029,030

        1,250   Newport News, Virginia, General Obligation Bonds,                     1/14 at 101.00          AA          1,315,788
                 Series 2004B, 5.000%, 1/15/17

        1,400   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A          1,458,254
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

        1,000   Portsmouth, Virginia, General Obligation Bonds, Series 2003,            No Opt. Call         AAA          1,091,620
                 5.000%, 7/01/12 - FSA Insured

        1,430   Roanoke, Virginia, General Obligation Public Improvement             10/12 at 101.00          AA          1,506,820
                 Bonds, Series 2002A, 5.000%, 10/01/17

        1,425   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00         AA+          1,473,550
                 Bonds, Series 2001, 5.000%, 6/01/20

        2,155   Virginia Beach, Virginia, General Obligation Bonds,                   5/13 at 100.00         AA+          2,299,514
                 Series 2003B, 5.000%, 5/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.1%

          750   Bristol, Virginia, General Obligation Utility System Revenue         11/12 at 102.00         AAA            771,240
                 Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured

                Cumberland County, Virginia, Certificates of Participation,
                Series 1997:
        1,075    6.200%, 7/15/12                                                        No Opt. Call         N/R          1,164,053
        1,350    6.375%, 7/15/17                                                        No Opt. Call         N/R          1,472,553

          500   Dinwiddie County Industrial Development Authority, Virginia,          2/07 at 102.00         N/R            516,265
                 Lease Revenue Bonds, Dinwiddie County School Facilities
                 Project, Series 1997A, 6.000%, 2/01/18

                Fairfax County Economic Development Authority, Virginia, Lease
                Revenue Bonds, Laurel Hill Public Facilities Project, Series 2003:
        2,260    5.000%, 6/01/14                                                      6/13 at 101.00         AA+          2,437,342
        2,165    5.000%, 6/01/22                                                      6/13 at 101.00         AA+          2,202,606

        1,000   Fairfax County Economic Development Authority, Virginia,              9/09 at 102.00          AA          1,121,840
                 Parking Revenue Bonds, Vienna II Metrorail Station Project,
                 First Series 1999, 6.000%, 9/01/18

                Greater Richmond Convention Center Authority, Virginia, Hotel
                Tax Revenue Bonds, Convention Center Expansion Project, Series 2000:
          600    6.125%, 6/15/25                                                      6/10 at 101.00          A-            652,866
        2,000    6.125%, 6/15/29                                                      6/10 at 101.00          A-          2,174,000

        3,000   Hampton Roads Regional Jail Authority, Virginia, Regional             7/06 at 102.00         AAA          3,146,970
                 Jail Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24 -
                 MBIA Insured

        1,200   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,340,880
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        2,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          2,001,220
                 Revenue Bonds, Series 2002D, 5.000%, 7/01/32 - FSA Insured

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Refunding Bonds, Series 2002D:
        1,000    5.250%, 7/01/27                                                      7/12 at 100.00          A-          1,002,430
        1,200    5.250%, 7/01/36                                                      7/12 at 100.00          A-          1,185,624

        1,110   Spotsylvania County Industrial Development Authority,                 8/13 at 100.00         AAA          1,065,134
                 Virginia, Lease Revenue Bonds, School Facilities,
                 Series 2003B, 4.375%, 8/01/20 - AMBAC Insured

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          2,229,400
                 Loan Notes, Series 1999A, 6.500%, 10/01/24

        2,250   Virginia College Building Authority, Educational Facilities           2/09 at 101.00         AA+          2,467,665
                 Revenue Bonds, 21st Century College Program,
                 Series 2000, 6.000%, 2/01/20

        2,000   Virginia College Building Authority, Educational Facilities           2/12 at 100.00         AA+          2,029,780
                 Revenue Bonds, 21st Century College Program, Series 2002A,
                 5.000%, 2/01/22

        2,000   Virginia Public School Authority, School Financing Bonds,             8/10 at 101.00         AA+          2,069,720
                 1997 Resolution, Series 2000B, 5.000%, 8/01/18


                                       33


                            Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Virginia Resources Authority, Infrastructure Revenue Bonds,
                Pooled Loan Bond Program, Series 2000B:
$       1,120    5.500%, 5/01/20 - FSA Insured                                        5/10 at 101.00         AAA     $    1,184,938
        3,060    5.500%, 5/01/30 - FSA Insured                                        5/10 at 101.00         AAA          3,167,498

        1,740   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/11 at 101.00          AA          1,792,130
                 Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.7%

        1,400   Metropolitan District of Columbia Airports Authority,                10/07 at 101.00         Aa3          1,418,032
                 Virginia, Airport System Revenue Bonds, Series 1997A,
                 5.375%, 10/01/23

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00         AAA          4,007,120
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

          530   Pocahontas Parkway Association, Virginia, Route 895                   8/08 at 102.00          BB            436,238
                 Connector Toll Road Senior Lien Revenue Bonds,
                 Series 1998A, 5.500%, 8/15/28

        2,500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call         AAA          2,674,300
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

        6,065   Virginia Port Authority, Revenue Bonds, Port Authority                7/07 at 101.00         AAA          6,200,007
                 Facilities, Series 1997, 5.600%, 7/01/27 (Alternative
                 Minimum Tax) - MBIA Insured

        2,000   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          2,052,460
                 Bonds, Series 2001A, 5.250%, 8/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.8%

          395   Arlington County Industrial Development Authority, Virginia,          7/05 at 102.00        A***            420,146
                 Multifamily Housing Mortgage Revenue Bonds, Arlington
                 Housing Corporation, Series 1995, 5.700%, 7/01/07
                 (Pre-refunded to 7/01/05)

        1,380   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,484,728
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,230   Middlesex County Industrial Development Authority, Virginia,          8/09 at 102.00         AAA          1,415,004
                 Lease Revenue Bonds, School Facilities Project, Series 1999,
                 6.000%, 8/01/24 (Pre-refunded to 8/01/09) - MBIA Insured

        2,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          2,626,750
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        3,955   Virginia Resources Authority, Water and Sewerage System              10/07 at 100.00       AA***          4,327,601
                 Revenue Bonds, Sussex Service Authority, Series 1995A,
                 5.600%, 10/01/25 (Pre-refunded to 10/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.4%

                Bristol, Virginia, Utility System Revenue Refunding Bonds,
                Series 2003:
        1,705    5.250%, 7/15/14 - MBIA Insured                                       7/13 at 100.00         AAA          1,863,872
        1,800    5.250%, 7/15/15 - MBIA Insured                                       7/13 at 100.00         AAA          1,948,410
        2,775    5.250%, 7/15/23 - MBIA Insured                                       7/13 at 100.00         AAA          2,869,378

        2,500   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00        BBB-          2,522,875
                 Virginia, Exempt Facility Revenue Refunding Bonds,
                 UAE LP Project, Series 2002, 6.500%, 10/15/17
                 (Alternative Minimum Tax)

        3,500   Richmond, Virginia, Public Utility Revenue Refunding Bonds,           1/08 at 101.00         AAA          3,520,335
                 Series 1998A, 5.125%, 1/15/28 - FGIC Insured

                Richmond, Virginia, Public Utility Revenue Refunding Bonds,
                Series 2002:
          750    5.000%, 1/15/27 - FSA Insured                                        1/12 at 100.00         AAA            750,615
        1,600    5.000%, 1/15/33 - FSA Insured                                        1/12 at 100.00         AAA          1,586,656


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.8%

        2,000   Fairfax County, Virginia, Sewer Revenue Bonds, Series 1996,           7/06 at 102.00         AAA          2,145,780
                 5.875%, 7/15/28 - MBIA Insured

        2,000   Fairfax County Water Authority, Virginia, Water Revenue               4/10 at 101.00         AAA          2,099,780
                 Bonds, Series 2000, 5.625%, 4/01/25

                Fairfax County Water Authority, Virginia, Water Revenue
                Refunding Bonds, Series 2002:
        2,030    5.375%, 4/01/19                                                      4/12 at 100.00         AAA          2,177,886
        1,000    5.000%, 4/01/27                                                      4/12 at 100.00         AAA          1,002,510

        1,650   Henrico County, Virginia, Water and Sewer System Revenue              5/09 at 102.00         AA+          1,644,918
                 Refunding Bonds, Series 1999, 5.000%, 5/01/28


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       6,200   Norfolk, Virginia, Water Revenue Bonds, Series 1995,                 11/05 at 102.00         AAA     $    6,604,674
                 5.875%, 11/01/20 - MBIA Insured

                Norfolk, Virginia, Water Revenue Refunding Bonds,
                Series 2001:
        1,310    5.000%, 11/01/21 - FGIC Insured                                     11/11 at 100.00         AAA          1,333,934
        1,380    5.000%, 11/01/22 - FGIC Insured                                     11/11 at 100.00         AAA          1,399,168

        1,955   Rivanna Water and Sewerage Authority, Virginia, Regional             10/09 at 101.00         Aa3          2,036,328
                 Water and Sewerage System Revenue  Bonds, Series 1999,
                 5.625%, 10/01/29

        2,250   Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,          9/10 at 101.00         Aa3          2,488,157
                 Series 2000, 6.000%, 9/01/24

          500   Virginia Resources Authority, Clean Water State Revolving            10/10 at 100.00         AAA            542,170
                 Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
$     186,185   Total Long-Term Investments (cost $186,262,606) - 146.0%                                                192,861,729
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      3,060,630
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.3)%                                                        (63,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  132,122,359
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.


                                 See accompanying notes to financial statements.


                                       35


                            Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.4%

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
$         125    5.000%, 5/15/22                                                      5/11 at 100.00        Baa3     $      121,974
          850    5.400%, 5/15/31                                                      5/11 at 100.00        Baa3            745,884

        1,400   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3          1,133,580
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.1%

          500   Danville Industrial Development Authority, Virginia,                  3/11 at 102.00         N/R            487,945
                 Educational Facilities Revenue Bonds, Averett University
                 Project, Series 2001, 6.000%, 3/15/22

          500   Prince William County Industrial Development Authority,              10/13 at 101.00          A3            479,945
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

          850   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00          A3            885,309
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

                Puerto Rico Industrial, Tourist, Educational, Medical, and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System
                Project, Series 1999:
          160    5.375%, 2/01/19                                                      2/09 at 101.00         BBB            161,774
          320    5.375%, 2/01/29                                                      2/09 at 101.00         BBB            312,707

          420   Rockbridge County Industrial Development Authority,                     No Opt. Call          B2            364,211
                 Virginia, Horse Center Revenue and Refunding Bonds,
                 Series 2001B, 6.125%, 7/15/11

        1,000   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 100.00          B2            883,470
                 Horse Center Revenue and Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21

        1,325   Virginia College Building Authority, Educational Facilities           9/10 at 100.00         AA+          1,366,526
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2000A, 5.000%, 9/01/17

          500   Virginia College Building Authority, Educational Facilities           7/08 at 101.00          AA            505,845
                 Revenue Refunding Bonds, Marymount University,
                 Series 1998, 5.100%, 7/01/18 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.1%

        1,000   Fauquier County Industrial Development Authority, Virginia,          10/12 at 102.00          AA          1,001,900
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25 - RAAI Insured

        2,000   Fredericksburg Industrial Development Authority, Virginia,            6/07 at 102.00         AAA          2,092,720
                 Hospital Facilities Revenue Refunding Bonds, MediCorp
                 Health System Obligated Group, Series 1996,
                 5.250%, 6/15/16 - AMBAC Insured

          500   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3            479,585
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

          500   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-            502,160
                 Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.600%, 11/15/30

          535   Loudoun County Industrial Development Authority, Virginia,            6/05 at 102.00         AAA            560,022
                 Hospital Revenue Bonds, Loudoun Hospital Center,
                 Series 1995, 5.800%, 6/01/26 - FSA Insured

          425   Loudoun County Industrial Development Authority, Virginia,            6/12 at 101.00         BBB            440,394
                 Hospital Revenue Bonds, Loudoun Hospital Center,
                 Series 2002A, 6.000%, 6/01/22

        1,000   Lynchburg Industrial Development Authority, Virginia,                 1/08 at 101.00          A+            999,360
                 Healthcare Facilities Revenue Refunding Bonds, Centra
                 Health Inc., Series 1998, 5.200%, 1/01/23

          675   Manassas Industrial Development Authority, Virginia,                  4/13 at 100.00          A2            668,513
                 Hospital Revenue Bonds, Prince William Hospital,
                 Series 2002, 5.250%, 4/01/33

        1,000   Norfolk Industrial Development Authority, Virginia,                   8/07 at 102.00         AAA          1,006,030
                 Healthcare Revenue Bonds, Bon Secours Health System,
                 Series 1997, 5.250%, 8/15/26 - MBIA Insured

          800   Norton Industrial Development Authority, Virginia, Hospital          12/11 at 101.00           A            828,704
                 Revenue Refunding and Improvement Bonds, Norton
                 Community Hospital, Series 2001, 6.000%, 12/01/22 -
                 ACA Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.5%

$       1,000   Arlington County Industrial Development Authority, Virginia,         11/11 at 102.00         AAA     $    1,009,630
                 Multifamily Housing Mortgage Revenue Bonds, Arlington
                 View Terrace Apartments, Series 2001, 5.150%, 11/01/31
                 (Alternative Minimum Tax) (Mandatory put 11/01/19)

        1,000   Virginia Housing Development Authority, Rental Housing               10/10 at 100.00         AA+          1,030,800
                 Bonds, Series 2000G, 5.625%, 10/01/20 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.2%

        1,000   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA            991,050
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.2%

          500   Albemarle County Industrial Development Authority,                    1/12 at 100.00         N/R            502,905
                 Virginia, Residential Care Facility Revenue Bonds,
                 Westminster Canterbury of the Blue Ridge First Mortgage,
                 Series 2001, 6.200%, 1/01/31

                James City County Industrial Development Authority, Virginia,
                Residential Care Facility First Mortgage Revenue Refunding
                Bonds, Williamburg Landing, Inc., Series 2003A:
        1,000    6.000%, 3/01/23                                                      3/12 at 101.00         N/R            993,770
          400    6.125%, 3/01/32                                                      3/12 at 101.00         N/R            396,264


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 0.5%

           25   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00         Ba3             22,735
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax)

           20   Bedford County Industrial Development Authority, Virginia,           12/09 at 101.00         Ba3             20,149
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1999A, 6.550%, 12/01/25
                 (Alternative Minimum Tax)

          220   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00         Ba3            202,310
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 28.2%

        2,000   Chesterfield County, Virginia, General Obligation Public              1/11 at 100.00         AAA          2,047,700
                 Improvement Bonds, Series 2001, 5.000%, 1/15/21

        3,310   Leesburg, Virginia, General Obligation Public Improvement             1/11 at 101.00         AAA          3,426,611
                 Bonds, Series 2000, 5.125%, 1/15/21 - FGIC Insured

        1,540   Loudoun County, Virginia, General Obligation Public                   1/11 at 101.00         Aaa          1,618,063
                 Improvement Bonds, Series 2001B, 5.250%, 1/01/20

          845   Newport News, Virginia, General Obligation Bonds,                     1/14 at 101.00          AA            889,472
                 Series 2004B, 5.000%, 1/15/17

          320   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            333,315
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

          500   Portsmouth, Virginia, General Obligation Bonds, Series 2003,            No Opt. Call         AAA            545,810
                 5.000%, 7/01/12 - FSA Insured

        1,300   Richmond, Virginia, General Obligation Refunding and Public           1/10 at 101.00         AAA          1,319,838
                 Improvement Bonds, Series 1999A, 5.125%, 1/15/24 -
                 FSA Insured

        2,425   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00         AA+          2,493,167
                 Bonds, Series 2001, 5.000%, 6/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.2%

          330   Bell Creek Community Development Authority, Virginia,                 3/13 at 101.00         N/R            327,093
                 Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22

          500   Broad Street Community Development Authority, Virginia,               6/13 at 102.00         N/R            483,130
                 Revenue Bonds, Series 2003, 7.500%, 6/01/33

          500   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            558,700
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        1,000   Spotsylvania County Industrial Development Authority,                 8/13 at 100.00         AAA          1,022,110
                 Virginia, Lease Revenue Bonds, School Facilities,
                 Series 2003B, 5.125%, 8/01/23 - AMBAC Insured

          960   Virgin Islands Public Finance Authority, Gross Receipts              10/10 at 101.00         BBB          1,063,565
                 Taxes Loan Notes, Series 1999A, 6.375%, 10/01/19


                                       37


                            Nuveen Virginia Dividend Advantage Municipal Fund (NGB) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         500   Virginia College Building Authority, Educational Facilities           2/12 at 100.00         AA+     $      507,445
                 Revenue Bonds, 21st Century College Program, Series 2002A,
                 5.000%, 2/01/22

          450   Virginia Transportation Board, Transportation Revenue                 5/07 at 101.00         AA+            462,821
                 Refunding Bonds, Northern Virginia Transportation District
                 Program, Series 1997B, 5.125%, 5/15/19

          350   Virginia Gateway Community Development Authority,                     3/13 at 102.00         N/R            345,167
                 Prince William County, Special Assessment Bonds,
                 Series 2003, 6.375%, 3/01/30

        2,000   Virginia Public School Authority, School Financing Bonds,             8/11 at 101.00         AA+          2,067,520
                 1997 Resolution, Series 2001A, 5.000%, 8/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 24.8%

        1,750   Capital Region Airport Authority, Richmond, Virginia, Airport         7/05 at 102.00         AAA          1,834,158
                 Revenue Bonds, International Airport Projects, Series 1995A,
                 5.625%, 7/01/20 - AMBAC Insured

        1,000   Chesapeake Bay Bridge and Tunnel Commission, Virginia,                  No Opt. Call         AAA          1,085,890
                 General Resolution District Revenue Refunding Bonds,
                 Series 1998, 5.500%, 7/01/25 - MBIA Insured

        3,000   Metropolitan Washington D.C. Airports Authority, Airport             10/11 at 101.00         AAA          3,055,980
                 System Revenue Bonds, Series 2001A, 5.500%, 10/01/27
                 (Alternative Minimum Tax) - MBIA Insured

          250   Metropolitan Washington D.C. Airports Authority, Airport             10/11 at 101.00         AAA            252,445
                 System Revenue Bonds, Series 2001B, 5.000%, 10/01/21 -
                 MBIA Insured

        1,500   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00         AAA          1,502,670
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

                Pocahontas Parkway Association, Virginia, Route 895 Connector
                Toll Road Senior Lien Revenue Bonds, Series 1998A:
           25    5.000%, 8/15/05                                                        No Opt. Call          BB             25,136
          200    5.250%, 8/15/07                                                        No Opt. Call          BB            197,926
          200    5.500%, 8/15/28                                                      8/08 at 102.00          BB            164,618

          500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call         AAA            534,860
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

        1,225   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          1,257,132
                 Bonds, Series 2001A, 5.250%, 8/01/23

        1,250   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          1,226,800
                 Bonds, Series 2001B, 5.125%, 8/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 13.1%

        1,000   Bristol, Virginia, Utility System Revenue Refunding Bonds,            7/11 at 102.00         AAA          1,027,490
                 Series 2001, 5.000%, 7/15/21 - FSA Insured

          550   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            591,740
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,000   Newport News, Virginia, General Obligation Bonds,                     5/10 at 102.00       AA***          1,138,610
                 Series 2000A, 5.625%, 5/01/16 (Pre-refunded to 5/01/10)

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, Series 2000A:
        1,500    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,576,050
        1,500    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,576,050


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

        1,000   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00        BBB-          1,009,150
                 Virginia, Exempt Facility Revenue Refunding Bonds,
                 UAE LP Project, Series 2002, 6.500%, 10/15/17 (Alternative
                 Minimum Tax)

        1,725   Puerto Rico Electric Power Authority, Power Revenue                   7/05 at 100.00          A-          1,760,725
                 Refunding Bonds, Series 1995Z, 5.250%, 7/01/21

          500   Richmond, Virginia, Public Utility Revenue Refunding Bonds,           1/12 at 100.00         AAA            500,410
                 Series 2002, 5.000%, 1/15/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.4%

        2,000   Fairfax County Water Authority, Virginia, Water Revenue                 No Opt. Call         AAA          2,101,340
                 Refunding Bonds, Series 1997, 5.000%, 4/01/21

        2,000   Henrico County, Virginia, Water and Sewer System Revenue              5/09 at 102.00         AA+          2,029,140
                 Refunding Bonds, Series 1999, 5.000%, 5/01/22


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         520   Prince William County Service Authority, Virginia, Water and          7/09 at 101.00         AAA     $      558,672
                 Sewerage System Revenue Bonds, Series 1999,
                 5.500%, 7/01/19 - FGIC Insured

        1,680   Virginia Resources Authority, Clean Water State Revolving            10/10 at 100.00         AAA          1,780,948
                 Fund Revenue Bonds, Series 2000, 5.400%, 10/01/20
------------------------------------------------------------------------------------------------------------------------------------
$      66,255   Total Long-Term Investments (cost $66,631,965) - 150.0%                                                  67,497,638
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                      1,490,685
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.3)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   44,988,323
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       39


                            Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)
                            Portfolio of
                                    INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.2%

$       1,220   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,044,027
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.3%

        1,000   Fairfax County Economic Development Authority, Virginia,              9/09 at 101.00         Aaa          1,022,610
                 Revenue Bonds, National Wildlife Federation Project,
                 Series 1999, 5.375%, 9/01/29 - MBIA Insured

        1,000   Prince William County Industrial Development Authority,              10/13 at 101.00          A3            959,890
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

        3,000   Puerto Rico Industrial, Tourist, Educational, Medical, and           12/12 at 101.00         BBB          2,996,610
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University
                 System Project Refunding, Series 2002, 5.375%, 12/01/21

        2,000   Winchester Industrial Development Authority, Virginia,               10/08 at 102.00         AAA          2,026,740
                 Educational Facilities First Mortgage Revenue Bonds,
                 Shenandoah University, Series 1998, 5.250%, 10/01/28 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.5%

        1,500   Albemarle County Industrial Development Authority,                   10/12 at 100.00          A2          1,464,075
                 Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital,
                 Series 2002, 5.250%, 10/01/35

        1,215   Danville Industrial Development Authority, Virginia, Hospital           No Opt. Call         AAA          1,290,196
                 Revenue Bonds, Danville Regional Medical Center,
                 Series 1998, 5.200%, 10/01/18 - AMBAC Insured

        3,000   Fauquier County Industrial Development Authority, Virginia,          10/12 at 102.00          AA          3,005,700
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25 - RAAI Insured

          675   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3            647,440
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

        1,000   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-          1,004,320
                 Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.600%, 11/15/30

        1,000   Loudoun County Industrial Development Authority, Virginia,            6/05 at 102.00         AAA          1,046,770
                 Hospital Revenue Bonds, Loudoun Hospital Center,
                 Series 1995, 5.800%, 6/01/26 - FSA Insured

                Loudoun County Industrial Development Authority, Virginia,
                Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
          250    6.000%, 6/01/22                                                      6/12 at 101.00         BBB            259,055
          600    6.100%, 6/01/32                                                      6/12 at 101.00         BBB            615,150

        1,355   Manassas Industrial Development Authority, Virginia,                  4/13 at 100.00          A2          1,341,978
                 Hospital Revenue Bonds, Prince William Hospital,
                 Series 2002, 5.250%, 4/01/33

        1,000   Medical College Virginia Hospital Authority, General Revenue          7/08 at 102.00         AAA          1,061,020
                 Bonds, Series 1998, 5.250%, 7/01/14 - MBIA Insured

        1,200   Norton Industrial Development Authority, Virginia, Hospital          12/11 at 101.00           A          1,243,056
                 Revenue Refunding and Improvement Bonds, Norton
                 Community Hospital, Series 2001, 6.000%, 12/01/22 -
                 ACA Insured

        1,000   Prince William County Industrial Development Authority,              10/08 at 102.00         Aaa          1,020,620
                 Virginia, Hospital Facility Revenue Refunding Bonds,
                 Potomac Hospital Corporation of Prince William, Series 1998,
                 5.000%, 10/01/18 - FSA Insured

        3,915   Roanoke Industrial Development Authority, Virginia,                   7/12 at 100.00         AAA          4,138,468
                 Hospital Revenue Bonds, Carilion Health System,
                 Series 2002A, 5.500%, 7/01/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.8%

        7,485   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA          7,418,009
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.7%

$         165   Albemarle County Industrial Development Authority, Virginia,          1/12 at 100.00         N/R     $      165,959
                 Residential Care Facility Revenue Bonds, Westminster
                 Canterbury of the Blue Ridge First Mortgage, Series 2001,
                 6.200%, 1/01/31

                James City County Industrial Development Authority, Virginia,
                Residential Care Facility First Mortgage Revenue Refunding
                Bonds, Williamburg Landing Inc., Series 2003A:
        1,500    6.000%, 3/01/23                                                      3/12 at 101.00         N/R          1,490,655
          600    6.125%, 3/01/32                                                      3/12 at 101.00         N/R            594,396


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 0.5%

           40   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00         Ba3             36,376
                 Industrial Development Revenue Refunding Bonds,
                 Nekoosa Packaging Corporation, Series 1998,
                 5.600%, 12/01/25 (Alternative Minimum Tax)

          460   Goochland County Industrial Development Authority,                   12/08 at 101.00         Ba3            423,011
                 Virginia, Industrial Development Revenue Refunding Bonds,
                 Nekoosa Packaging Corporation Project, Series 1998,
                 5.650%, 12/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.9%

        1,750   Chesapeake, Virginia, General Obligation Public Improvement          12/11 at 100.00          AA          1,896,370
                 Refunding Bonds, Series 2001, 5.500%, 12/01/16

        1,000   Fairfax County, Virginia, General Obligation Refunding                6/10 at 101.00         AAA          1,032,970
                 and Improvement Bonds, Series 2002, 5.000%, 6/01/20

        1,730   Loudoun County, Virginia, General Obligation Public                  11/11 at 101.00         Aaa          1,742,629
                 Improvement Bonds, Series 2001C, 4.500%, 11/01/17

          540   Loudoun County, Virginia, General Obligation Public                   5/12 at 100.00         Aaa            564,349
                 Improvement Bonds, Series 2002A, 5.250%, 5/01/22

        1,840   Newport News, Virginia, General Obligation Bonds, General             7/13 at 100.00          AA          1,893,415
                 Improvement and Water Projects, Series 2002A,
                 5.000%, 7/01/20

        1,000   Newport News, Virginia, General Obligation Bonds,                    11/13 at 100.00          AA          1,019,160
                 Series 2003B, 5.000%, 11/01/22

          565   Portsmouth, Virginia, General Obligation Public Utility               6/08 at 100.00         AAA            573,187
                 Refunding Bonds, Series 2001B, 5.000%, 6/01/21 -
                 FGIC Insured

        1,500   Portsmouth, Virginia, General Obligation Bonds,                         No Opt. Call         AAA          1,637,430
                 Series 2003, 5.000%, 7/01/12 - FSA Insured

                Powhatan County, Virginia, General Obligation Bonds,
                Series 2001:
          660    5.000%, 1/15/23 - AMBAC Insured                                      1/11 at 101.00         AAA            666,422
        1,000    5.000%, 1/15/27 - AMBAC Insured                                      1/11 at 101.00         AAA          1,000,190

                Roanoke, Virginia, General Obligation Public Improvement
                Bonds, Series 2002A:
        2,400    5.000%, 10/01/18                                                    10/12 at 101.00          AA          2,513,880
        2,435    5.000%, 10/01/19                                                    10/12 at 101.00          AA          2,535,371

        1,280   Roanoke, Virginia, General Obligation Public Improvement             10/12 at 101.00         AAA          1,347,763
                 Bonds, Series 2002B, 5.000%, 10/01/15 (Alternative
                 Minimum Tax) - FGIC Insured

                Salem, Virginia, General Obligation Public Improvement
                Bonds, Series 2002:
        1,145    5.375%, 1/01/21                                                      1/12 at 100.00         Aa3          1,202,387
        1,200    5.375%, 1/01/22                                                      1/12 at 100.00         Aa3          1,255,452
        1,260    5.375%, 1/01/23                                                      1/12 at 100.00         Aa3          1,313,311
        1,325    5.375%, 1/01/24                                                      1/12 at 100.00         Aa3          1,376,781

        1,000   Staunton, Virginia, General Obligation Bonds, Series 2004,            2/14 at 101.00         AAA          1,114,520
                 6.250%, 2/01/25 (WI, settling 6/16/04) - AMBAC Insured

        1,500   Virginia Beach, Virginia, General Obligation Public                   6/11 at 101.00         AA+          1,559,760
                 Improvement Bonds, Series 2001, 5.000%, 6/01/19

        1,420   Virginia Beach, Virginia, General Obligation Refunding and            3/12 at 100.00         AA+          1,457,545
                 Public Improvement Bonds, Series 2002, 5.000%, 3/01/21


                                       41


                            Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.0%

$         611   Bell Creek Community Development Authority, Virginia,                 3/13 at 101.00         N/R     $      605,617
                 Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22

        1,000   Bristol, Virginia, General Obligation Utility System Revenue         11/12 at 102.00         AAA          1,028,320
                 Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured

        1,000   Broad Street Community Development Authority, Virginia,               6/13 at 102.00         N/R            966,260
                 Revenue Bonds, Series 2003, 7.500%, 6/01/33

        1,800   Loudoun County Industrial Development Authority, Virginia,            3/13 at 100.00          AA          1,853,262
                 Lease Revenue Refunding Bonds, Public Facility Project,
                 Series 2003, 5.000%, 3/01/19

          700   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            782,180
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        1,500   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00          A-          1,503,645
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.250%, 7/01/27

        1,800   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB+          1,834,236
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

        1,000   Spotsylvania County Industrial Development Authority,                 8/13 at 100.00         AAA          1,022,110
                 Virginia, Lease Revenue Bonds, School Facilities,
                 Series 2003B, 5.125%, 8/01/23 - AMBAC Insured

        1,790   Virginia College Building Authority, Educational Facilities           2/12 at 100.00         AA+          1,816,653
                 Revenue Bonds, 21st Century College Program, Series 2002A,
                 5.000%, 2/01/22

        1,000   Virginia College Building Authority, Educational Facilities           8/07 at 101.00         AA+          1,066,680
                 Revenue Bonds, 21st Century College Program, Series 1998,
                 5.000%, 8/01/13

        1,710   Virginia Transportation Board, Revenue Bonds, Northern                5/11 at 100.00         AA+          1,710,462
                 Virginia Transportation District Program, Series 2001A,
                 5.000%, 5/15/26

                Virginia Transportation Board, Transportation Revenue Bonds,
                U.S. Route 58 Corridor Development Program, Series 2001B:
        1,705    5.000%, 5/15/22                                                      5/11 at 100.00         AA+          1,727,472
        1,665    5.000%, 5/15/23                                                      5/11 at 100.00         AA+          1,681,051

          690   Virginia Gateway Community Development Authority,                     3/13 at 102.00         N/R            680,471
                 Prince William County, Special Assessment Bonds,
                 Series 2003, 6.375%, 3/01/30

        1,710   Virginia Public Building Authority, Public Facilities Revenue         8/08 at 100.00         AAA          1,740,353
                 Bonds, Series 1999A, 5.000%, 8/01/19 - MBIA Insured

          500   Virginia Public Building Authority, Public Facilities Revenue         8/10 at 100.00         AA+            544,575
                 Bonds, Series 2000A, 5.750%, 8/01/20

        2,540   Virginia Public School Authority, School Financing Bonds,             8/11 at 101.00         AA+          2,625,750
                 1997 Resolution, Series 2001B, 5.000%, 8/01/19

        1,265   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/10 at 101.00          AA          1,255,791
                 Pooled Loan Bond Program, Series 2001D, 5.000%, 5/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.5%

        2,500   Chesapeake Bay Bridge and Tunnel Commission, Virginia,                  No Opt. Call         AAA          2,707,975
                 General Resolution District Junior Lien Revenue Refunding
                 Bonds, Series 2001B, 5.000%, 7/01/09 - FGIC Insured

        1,000   Metropolitan Washington D.C. Airports Authority, Airport             10/12 at 100.00         AAA            989,440
                 System Revenue Bonds, Series 2002A, 5.125%, 10/01/26
                 (Alternative Minimum Tax) - FGIC Insured

                Pocahontas Parkway Association, Virginia, Route 895 Connector
                Toll Road Senior Lien Revenue Bonds, Series 1998A:
           25    5.000%, 8/15/05                                                        No Opt. Call          BB             25,136
          300    5.250%, 8/15/07                                                        No Opt. Call          BB            296,889
          325    5.500%, 8/15/28                                                      8/08 at 102.00          BB            267,504

          300   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2            316,365
                 Bonds, Series 2001A, 5.250%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.8%

        6,250   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          6,566,875
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.5%

$       2,000   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00        BBB-     $    2,018,300
                 Virginia, Exempt Facility Revenue Refunding Bonds,
                 UAE LP Project, Series 2002, 6.500%, 10/15/17
                 (Alternative Minimum Tax)

        3,125   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          3,192,531
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

        1,110   Russell County Industrial Development Authority, Virginia,           11/08 at 101.00         AAA          1,128,237
                 Pollution Control Revenue Bonds, Appalachian Power
                 Company, Series 1998H, 5.000%, 11/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 21.5%

        3,800   Fairfax County Water Authority, Virginia, Water Revenue                 No Opt. Call         AAA          3,992,546
                 Refunding Bonds, Series 1997, 5.000%, 4/01/21

        1,500   Fairfax County Water Authority, Virginia, Water Revenue               4/12 at 100.00         AAA          1,503,765
                 Refunding Bonds, Series 2002, 5.000%, 4/01/27

                Henry County Public Service Authority, Virginia, Water and Sewer
                Revenue Refunding Bonds, Series 2001:
        1,000    5.500%, 11/15/17 - FSA Insured                                         No Opt. Call         AAA          1,107,080
        3,000    5.500%, 11/15/19 - FSA Insured                                         No Opt. Call         AAA          3,322,740

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
        1,130    5.000%, 11/01/18 - FGIC Insured                                     11/11 at 100.00         AAA          1,170,194
        1,190    5.000%, 11/01/19 - FGIC Insured                                     11/11 at 100.00         AAA          1,223,760
        1,450    5.000%, 11/01/23 - FGIC Insured                                     11/11 at 100.00         AAA          1,464,718
        1,525    5.000%, 11/01/24 - FGIC Insured                                     11/11 at 100.00         AAA          1,533,860

          500   Virginia Beach, Virginia, Water and Sewerage System                   8/10 at 100.00          AA            535,080
                 Revenue Bonds, Series 2000, 5.125%, 8/01/14

        2,250   Virginia Resources Authority, Water and Sewerage System               5/11 at 101.00          AA          2,221,560
                 Revenue Bonds, Caroline County Public Improvements
                 Project, Series 2001, 5.000%, 5/01/32
------------------------------------------------------------------------------------------------------------------------------------
$     120,996   Total Long-Term Investments (cost $122,120,480) - 147.2%                                                124,048,466
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                      2,199,869
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.9)%                                                        (42,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   84,248,335
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.


                                       43


                            Statement of
                                 ASSETS AND LIABILITIES May 31, 2004
                                                                       MARYLAND         MARYLAND          MARYLAND         MARYLAND
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NMY)            (NFM)             (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $223,291,162, $88,998,439,
   $90,342,700 and $112,983,117, respectively)                     $226,412,884      $89,930,616       $91,375,083     $111,424,389
Cash                                                                         --          479,516           453,012          535,783
Receivables:
   Interest                                                           4,202,901        1,630,311         1,529,953        1,623,498
   Investments sold                                                     694,753          285,880            10,169               --
Other assets                                                             17,112            8,864               339            4,277
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  231,327,650       92,335,187        93,368,556      113,587,947
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          860,319               --                --               --
Payable for investments purchased                                        83,725          246,250           246,250          162,525
Accrued expenses:
   Management fees                                                      125,176           27,212            27,465           31,560
   Other                                                                 41,529           16,716            24,151           18,238
Preferred share dividends payable                                        10,104            3,687             6,670            6,606
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               1,120,853          293,865           304,536          218,929
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               79,100,000       32,000,000        32,000,000       39,000,000
====================================================================================================================================
Net assets applicable to Common shares                             $151,106,797      $60,041,322       $61,064,020     $ 74,369,018
====================================================================================================================================
Common shares outstanding                                            10,584,791        4,162,119         4,170,641        5,359,275
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.28      $     14.43       $     14.64     $      13.88
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    105,848      $    41,621       $    41,706     $     53,593
Paid-in surplus                                                     146,945,125       59,032,938        59,141,539       75,647,829
Undistributed net investment income                                   1,848,894          621,007           638,104          206,638
Accumulated net realized gain (loss) from investments                  (914,792)        (586,421)          210,288           19,686
Net unrealized appreciation (depreciation) of investments             3,121,722          932,177         1,032,383       (1,558,728)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $151,106,797      $60,041,322       $61,064,020     $ 74,369,018
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                                                                        VIRGINIA          VIRGINIA         VIRGINIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPV)             (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $186,262,606, $66,631,965
   and $122,120,480, respectively)                                                  $192,861,729       $67,497,638     $124,048,466
Cash                                                                                          --           377,128               --
Receivables:
   Interest                                                                            3,086,799         1,078,237        1,719,559
   Investments sold                                                                      785,000            60,000        1,908,431
Other assets                                                                               8,791             9,119              444
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   196,742,319        69,022,122      127,676,900
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                           671,170                --          239,446
Payable for investments purchased                                                             --                --        1,117,124
Accrued expenses:
   Management fees                                                                       106,713            20,395           37,270
   Other                                                                                  35,893             9,955           26,275
Preferred share dividends payable                                                          6,184             3,449            8,450
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                  819,960            33,799        1,428,565
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                63,800,000        24,000,000       42,000,000
====================================================================================================================================
Net assets applicable to Common shares                                              $132,122,359       $44,988,323     $ 84,248,335
====================================================================================================================================
Common shares outstanding                                                              8,838,304         3,120,825        5,696,268
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                          $      14.95       $     14.42      $     14.79
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $     88,383       $    31,208      $    56,963
Paid-in surplus                                                                      124,233,817        44,236,890       80,836,443
Undistributed net investment income                                                    1,592,552           459,798          695,300
Accumulated net realized gain (loss) from investments                                   (391,516)         (605,246)         731,643
Net unrealized appreciation (depreciation) of investments                              6,599,123           865,673        1,927,986
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $132,122,359       $44,988,323     $ 84,248,335
====================================================================================================================================
Authorized shares:
   Common                                                                              Unlimited         Unlimited        Unlimited
   Preferred                                                                           Unlimited         Unlimited        Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                            Statement of
                                OPERATIONS Year Ended May 31, 2004
                                                                        MARYLAND        MARYLAND          MARYLAND         MARYLAND
                                                                         PREMIUM        DIVIDEND          DIVIDEND         DIVIDEND
                                                                          INCOME       ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NMY)           (NFM)             (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 12,057,932     $ 4,702,481       $ 4,504,879      $ 5,221,000
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                        1,508,376         611,082           618,175          752,312
Preferred shares - auction fees                                          198,505          80,305            80,452           97,872
Preferred shares - dividend disbursing agent fees                         20,053          10,028            10,028           10,028
Shareholders' servicing agent fees and expenses                           31,843           2,248             1,173            1,022
Custodian's fees and expenses                                             55,962          24,714            23,404           25,281
Trustees' fees and expenses                                                5,335           2,083               814            2,667
Professional fees                                                         17,456          11,733            11,933           12,872
Shareholders' reports - printing and mailing expenses                     32,784          10,606            12,918           11,940
Stock exchange listing fees                                               13,732             238               239              679
Investor relations expense                                                10,194           5,708             8,370           11,071
Other expenses                                                            20,918          11,996            15,591            9,137
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                               1,915,158         770,741           783,097          934,881
   Custodian fee credit                                                  (13,537)         (4,640)           (7,487)          (7,533)
   Expense reimbursement                                                      --        (282,038)         (285,312)        (370,369)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,901,621         484,063           490,298          556,979
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 10,156,311       4,218,418         4,014,581        4,664,021
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                              1,568,621         (29,789)          323,150          419,773
Change in net unrealized appreciation (depreciation)
   of investments                                                    (10,232,161)     (4,437,544)       (4,844,253)      (5,940,325)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                      (8,663,540)     (4,467,333)       (4,521,103)      (5,520,552)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                              (599,393)       (223,126)         (251,576)        (329,706)
From accumulated net realized gains from investments                          --              --            (7,701)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                         (599,393)       (223,126)         (259,277)        (329,706)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                           $    893,378     $  (472,041)      $  (765,799)     $(1,186,237)
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       46

                                                                                        VIRGINIA          VIRGINIA         VIRGINIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPV)             (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $10,234,990        $3,542,601      $ 6,264,332
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,288,717           458,023          839,093
Preferred shares - auction fees                                                          160,109            60,229          105,401
Preferred shares - dividend disbursing agent fees                                         20,053            10,028           10,028
Shareholders' servicing agent fees and expenses                                           29,611             1,442            1,681
Custodian's fees and expenses                                                             50,386            17,935           31,064
Trustees' fees and expenses                                                                5,319             1,653            3,253
Professional fees                                                                         15,942             6,980           13,394
Shareholders' reports - printing and mailing expenses                                     24,037             5,804           14,899
Stock exchange listing fees                                                               11,170               210              384
Investor relations expense                                                                10,555             3,352           12,088
Other expenses                                                                            15,158             8,046           12,861
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                               1,631,057           573,702        1,044,146
   Custodian fee credit                                                                  (11,554)           (4,049)          (7,464)
   Expense reimbursement                                                                      --          (211,395)        (387,516)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,619,503           358,258          649,166
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  8,615,487         3,184,343        5,615,166
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                              1,376,071           134,876          729,712
Change in net unrealized appreciation (depreciation)
   of investments                                                                    (10,254,013)       (3,401,688)      (7,681,558)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                      (8,877,942)       (3,266,812)      (6,951,846)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                              (443,213)         (168,056)        (320,789)
From accumulated net realized gains from investments                                          --                --          (24,663)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                         (443,213)         (168,056)        (345,452)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                             $ (705,668)       $ (250,525)     $(1,682,132)
====================================================================================================================================


                                 See accompanying notes to financial statements.


                            Statement of
                                CHANGES IN NET ASSETS
                                        MARYLAND PREMIUM                   MARYLAND DIVIDEND                 MARYLAND DIVIDEND
                                          INCOME (NMY)                      ADVANTAGE (NFM)                   ADVANTAGE 2 (NZR)
                                 -----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      5/31/04          5/31/03           5/31/04           5/31/03          5/31/04         5/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 10,156,311     $ 10,723,401       $ 4,218,418       $ 4,306,567      $ 4,014,581     $ 4,032,768
Net realized gain (loss) from
   investments                      1,568,621        2,417,190           (29,789)         (444,217)         323,150         176,840
Change in net unrealized
    appreciation (depreciation)
    of investments                (10,232,161)       8,129,891        (4,437,544)        5,349,299       (4,844,253)      6,557,094
Distributions to
   Preferred Shareholders:
   From net investment income        (599,393)        (733,384)         (223,126)         (321,178)        (251,576)       (356,207)
   From accumulated net realized
     gains from investments                --               --                --                --           (7,701)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                    893,378       20,537,098          (472,041)        8,890,471         (765,799)     10,410,495
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (9,643,203)      (9,412,274)       (3,881,861)       (3,554,454)      (3,627,102)     (3,375,174)
From accumulated net realized
   gains from investments                  --               --                --                --          (77,957)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (9,643,203)      (9,412,274)       (3,881,861)       (3,554,454)      (3,705,059)     (3,375,174)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --             1,664                --            3,771             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions    441,548          494,984            55,602            45,521           43,133          34,422
Preferred shares offering costs            --               --                --            31,543           (1,870)         50,355
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                 441,548          494,984            57,266            77,064           45,034          84,777
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     (8,308,277)      11,619,808        (4,296,636)        5,413,081       (4,425,824)      7,120,098
Net assets applicable to Common
   shares at the beginning
   of period                      159,415,074      147,795,266        64,337,958        58,924,877       65,489,844      58,369,746
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $151,106,797     $159,415,074       $60,041,322       $64,337,958      $61,064,020     $65,489,844
====================================================================================================================================
Undistributed net investment
   income at the end of period   $  1,848,894     $  1,942,571       $   621,007       $   510,849      $   638,104     $   502,516
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       48

                                        MARYLAND DIVIDEND                   VIRGINIA PREMIUM                 VIRGINIA DIVIDEND
                                        ADVANTAGE 3 (NWI)                      INCOME (NPV)                    ADVANTAGE (NGB)
                                  ----------------------------       -----------------------------      ----------------------------
                                                       FOR THE
                                                PERIOD 9/25/02
                                                 (COMMENCEMENT
                                   YEAR ENDED   OF OPERATIONS)        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      5/31/04  THROUGH 5/31/03           5/31/04           5/31/03          5/31/04         5/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 4,664,021      $ 2,781,714       $ 8,615,487       $ 8,810,923      $ 3,184,343     $ 3,176,943
Net realized gain (loss) from
   investments                        419,773         (400,087)        1,376,071         1,078,214          134,876        (429,332)
Change in net unrealized
   appreciation (depreciation)
   of investments                  (5,940,325)       4,381,597       (10,254,013)        9,438,098       (3,401,688)      3,871,254
Distributions to Preferred
   Shareholders:
   From net investment income        (329,706)        (245,067)         (443,213)         (582,520)        (168,056)       (223,605)
   From accumulated net realized
     gains from investments                --               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares
   from operations                 (1,186,237)       6,518,157          (705,668)       18,744,715         (250,525)      6,395,260
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (4,211,017)      (2,453,307)       (8,044,962)       (7,864,088)      (2,910,545)     (2,683,388)
 From accumulated net realized
   gains from investments                  --               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (4,211,017)      (2,453,307)       (8,044,962)       (7,864,088)      (2,910,545)     (2,683,388)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --       76,335,300                --                --            1,664             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions     72,758          105,659           649,807           687,975           46,219          52,795
Preferred shares offering costs        (6,570)        (906,000)               --                --               --          28,686
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                  66,188       75,534,959           649,807           687,975           47,883          81,481
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     (5,331,066)      79,599,809        (8,100,823)       11,568,602       (3,113,187)      3,793,353
Net assets applicable to Common
   shares at the beginning
   of period                       79,700,084          100,275       140,223,182       128,654,580       48,101,510      44,308,157
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period    $74,369,018       79,700,084      $132,122,359       140,223,182      $44,988,323      48,101,510
====================================================================================================================================
Undistributed net investment
   income at the end of period    $   206,638       $   83,340       $ 1,592,552       $ 1,506,057       $  459,798      $  354,056
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       49


                            Statement of
                                CHANGES IN NET ASSETS (continued)
                                                                                                             VIRGINIA DIVIDEND
                                                                                                             ADVANTAGE 2 (NNB)
                                                                                                        ----------------------------
                                                                                                         YEAR ENDED      YEAR ENDED
                                                                                                            5/31/04         5/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 5,615,166     $ 5,532,519
Net realized gain (loss) from
   investments                                                                                              729,712         562,801
Change in net unrealized appreciation
   (depreciation) of investments                                                                         (7,681,558)      8,983,926
Distributions to Preferred Shareholders:
   From net investment income                                                                              (320,789)       (456,477)
   From accumulated net realized gains
     from investments                                                                                       (24,663)        (21,076)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                                                      (1,682,132)     14,601,693
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                               (5,062,594)     (4,757,183)
From accumulated net realized gains
   from investments                                                                                        (268,662)       (145,463)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                                (5,331,256)     (4,902,646)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                           2,456              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                                                          193,934          33,189
Preferred shares offering costs                                                                                  --           8,152
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                                                       196,390          41,341
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                           (6,816,998)      9,740,388
Net assets applicable to Common
   shares at the beginning of period                                                                     91,065,333      81,324,945
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                                                          $84,248,335     $91,065,333
====================================================================================================================================
Undistributed net investment
   income at the end of period                                                                          $   695,300     $   465,866
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund
(NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Common shares of Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations of Maryland Dividend Advantage 3 (NWI), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, Virginia Dividend Advantage 2 (NNB), had an outstanding when-issued purchase commitment of $1,117,124. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Notes to
    FINANCIAL STATEMENTS (continued)



Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                  MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                   PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                    INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                     (NMY)       (NFM)        (NZR)        (NWI)
--------------------------------------------------------------------------------
Number of shares:
   Series M                             --       1,280           --           --
   Series T                             --          --           --        1,560
   Series W                          1,404          --           --           --
   Series TH                         1,760          --           --           --
   Series F                             --          --        1,280           --
--------------------------------------------------------------------------------
Total                                3,164       1,280        1,280        1,560
================================================================================

                                              VIRGINIA     VIRGINIA     VIRGINIA
                                               PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPV)        (NGB)        (NNB)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --           --        1,680
   Series T                                        832           --           --
   Series W                                         --          960           --
   Series TH                                     1,720           --           --
   Series F                                         --           --           --
--------------------------------------------------------------------------------
Total                                            2,552          960        1,680
================================================================================

Effective November 15, 2002, Maryland Dividend Advantage 3 (NWI) issued 1,560 Series T, $25,000 stated value Preferred shares.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2004.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for Maryland Dividend Advantage 3 (NWI). Maryland Dividend Advantage 3's (NWI) share of Common share offering costs ($160,200) was recorded as a reduction of the proceeds from the sale of common shares.

Costs incurred by Maryland Dividend Advantage 3 (NWI) in connection with its offering of Preferred shares ($912,570) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                 MARYLAND PREMIUM          MARYLAND DIVIDEND         MARYLAND DIVIDEND
                                   INCOME (NMY)             ADVANTAGE (NFM)           ADVANTAGE 2 (NZR)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                5/31/04      5/31/03       5/31/04      5/31/03      5/31/04      5/31/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --           --            --           --           --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions               27,206       30,973         3,448        3,029        2,757        2,564
---------------------------------------------------------------------------------------------------------
                                 27,206       30,973         3,448        3,029        2,757        2,564
=========================================================================================================
Preferred shares sold                --           --            --           --           --           --
=========================================================================================================
                                   MARYLAND DIVIDEND            VIRGINIA PREMIUM          VIRGINIA DIVIDEND
                                   ADVANTAGE 3 (NWI)              INCOME (NPV)             ADVANTAGE (NGB)
                             ----------------------------   -----------------------   -----------------------
                                                  FOR THE
                                           PERIOD 9/25/02
                                            (COMMENCEMENT
                             YEAR ENDED    OF OPERATIONS)   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                5/31/04   THROUGH 5/31/03      5/31/04      5/31/03      5/31/04      5/31/03
-------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --          5,340,000          --           --           --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions                4,992              7,283      37,945       40,954        2,763        3,523
-------------------------------------------------------------------------------------------------------------
                                  4,992          5,347,283      37,945       40,954        2,763        3,523
=============================================================================================================
Preferred shares sold                --              1,560          --           --           --           --
=============================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)


                                                                                     VIRGINIA DIVIDEND
                                                                                     ADVANTAGE 2 (NNB)
                                                                                  -----------------------
                                                                                  YEAR ENDED   YEAR ENDED
                                                                                     5/31/04      5/31/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                                            --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions                                                                    11,856        2,299
---------------------------------------------------------------------------------------------------------
                                                                                      11,856        2,299
=========================================================================================================
Preferred shares sold                                                                     --           --
=========================================================================================================


3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended May 31, 2004, were as follows:

                                  MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                   PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                    INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                     (NMY)       (NFM)        (NZR)        (NWI)
--------------------------------------------------------------------------------
Purchases                      $43,164,051  $9,416,769  $ 9,950,347  $17,110,586
Sales and maturities            37,456,163   9,167,550   10,329,088   18,319,661
================================================================================

                                              VIRGINIA     VIRGINIA     VIRGINIA
                                               PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPV)        (NGB)        (NNB)
--------------------------------------------------------------------------------
Purchases                                  $28,438,668   $5,349,594  $19,826,889
Sales and maturities                        28,106,498    4,940,748   20,579,293
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                                MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                   (NMY)        (NFM)        (NZR)         (NWI)
--------------------------------------------------------------------------------
Cost of investments         $223,070,553  $88,986,025  $90,321,835  $112,973,800
================================================================================

                                             VIRGINIA     VIRGINIA      VIRGINIA
                                              PREMIUM     DIVIDEND      DIVIDEND
                                               INCOME    ADVANTAGE   ADVANTAGE 2
                                                (NPV)        (NGB)         (NNB)
--------------------------------------------------------------------------------
Cost of investments                      $186,065,401  $66,619,184  $122,092,060
================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                                           MARYLAND     MARYLAND      MARYLAND      MARYLAND
                                                            PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                             INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                              (NMY)        (NFM)         (NZR)         (NWI)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $ 6,981,230   $1,660,115    $1,614,600   $   470,338
   Depreciation                                          (3,638,899)    (715,524)     (561,352)   (2,019,749)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                       $ 3,342,331   $  944,591    $1,053,248   $(1,549,411)
============================================================================================================
                                                                        VIRGINIA      VIRGINIA      VIRGINIA
                                                                         PREMIUM      DIVIDEND      DIVIDEND
                                                                          INCOME     ADVANTAGE   ADVANTAGE 2
                                                                           (NPV)         (NGB)         (NNB)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                      $ 7,809,412    $1,560,621    $2,567,666
   Depreciation                                                       (1,013,084)     (682,167)     (611,260)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $ 6,796,328    $  878,454    $1,956,406
============================================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                                           MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NMY)       (NFM)        (NZR)        (NWI)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                     $2,321,516     $939,005     $928,321     $554,960
Undistributed net ordinary income *                             --           --       17,253           --
Undistributed net long-term capital gains                       --           --      193,076       19,686
=========================================================================================================
                                                                       VIRGINIA     VIRGINIA     VIRGINIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                          (NPV)        (NGB)        (NNB)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                                  $2,052,978     $695,451   $1,099,704
Undistributed net ordinary income *                                      20,262           --           --
Undistributed net long-term capital gains                                    --           --      731,643
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                           MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2004                                                          (NMY)       (NFM)        (NZR)        (NWI)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $10,234,475  $4,085,826   $3,868,426   $4,538,274
Distributions from net ordinary income *                         --          --           --           --
Distributions from net long-term capital gains                   --          --       85,658           --
=========================================================================================================
                                                                       VIRGINIA     VIRGINIA     VIRGINIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
2004                                                                      (NPV)        (NGB)        (NNB)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $8,481,892   $3,063,648   $5,362,717
Distributions from net ordinary income *                                     --           --       83,459
Distributions from net long-term capital gains                               --           --      209,866
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                                                           MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2003                                                          (NMY)       (NFM)        (NZR)        (NWI)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $10,056,404  $3,859,655   $3,704,764   $2,343,187
Distributions from net ordinary income *                     38,307          --           --           --
Distributions from net long-term capital gains                   --          --           --           --
=========================================================================================================
                                                                       VIRGINIA     VIRGINIA     VIRGINIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
2003                                                                      (NPV)        (NGB)        (NNB)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $8,413,226   $2,895,125   $5,200,254
Distributions from net ordinary income *                                     --           --      167,216
Distributions from net long-term capital gains                               --           --           --
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           MARYLAND    MARYLAND     VIRGINIA     VIRGINIA
                                                            PREMIUM    DIVIDEND      PREMIUM     DIVIDEND
                                                             INCOME   ADVANTAGE       INCOME    ADVANTAGE
                                                              (NMY)       (NFM)        (NPV)        (NGB)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2005                                                    $144,358   $      --     $140,749    $      --
   2006                                                          --          --           --           --
   2007                                                          --          --           --           --
   2008                                                     332,070          --      250,767           --
   2009                                                     317,048       9,875           --      186,152
   2010                                                          --      37,159           --      104,197
   2011                                                          --          --           --       32,605
   2012                                                          --     430,282           --      282,292
---------------------------------------------------------------------------------------------------------
Total                                                      $793,476    $477,316     $391,516     $605,246
=========================================================================================================


Maryland Dividend Advantage (NFM) elected to defer net realized losses from investments incurred from November 1, 2003 through May 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. The Fund had $109,105 of post-October losses that were treated as having arisen in the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under Maryland Premium Income's (NMY) and Virginia Premium Income's (NPV) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================


Under Maryland Dividend Advantage's (NFM), Maryland Dividend Advantage 2's
(NZR), Maryland Dividend Advantage 3's (NWI), Virginia Dividend Advantage's
(NGB) and Virginia Dividend Advantage 2's (NNB) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
    FINANCIAL STATEMENTS (continued)



As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JANUARY 31,                                    JANUARY 31,
--------------------------------------------------------------------------------
2001*                     .30%                      2007                    .25%
2002                      .30                       2008                    .20
2003                      .30                       2009                    .15
2004                      .30                       2010                    .10
2005                      .30                       2011                    .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                     .30%                      2007                    .25%
2002                      .30                       2008                    .20
2003                      .30                       2009                    .15
2004                      .30                       2010                    .10
2005                      .30                       2011                    .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                     .32%                      2007                    .32%
2003                      .32                       2008                    .24
2004                      .32                       2009                    .16
2005                      .32                       2010                    .08
2006                      .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
NOVEMBER 30,                                   NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                     .30%                      2007                    .25%
2002                      .30                       2008                    .20
2003                      .30                       2009                    .15
2004                      .30                       2010                    .10
2005                      .30                       2011                    .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

6. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 15, 2004, as follows:

                                 MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                  PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NMY)       (NFM)        (NZR)        (NWI)
--------------------------------------------------------------------------------
Dividend per share                 $.0760      $.0785       $.0730       $.0655
================================================================================

                                             VIRGINIA     VIRGINIA     VIRGINIA
                                              PREMIUM     DIVIDEND     DIVIDEND
                                               INCOME    ADVANTAGE  ADVANTAGE 2
                                                (NPV)        (NGB)        (NNB)
--------------------------------------------------------------------------------
Dividend per share                             $.0760       $.0785       $.0745
================================================================================

                          Financial
                                 HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                 Less Distributions
                              -----------------------------------------------------------------   ----------------------------------

                                                         Distributions   Distributions
                                                              from Net            from                   Net
                 Beginning                          Net     Investment         Capital            Investment    Capital
                    Common                    Realized/      Income to        Gains to             Income to   Gains to
                     Share           Net     Unrealized      Preferred       Preferred                Common     Common
                 Net Asset    Investment     Investment         Share-          Share-                Share-     Share-
                     Value        Income     Gain (Loss)       holders+        holders+   Total      holders    holders       Total
====================================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                $15.10         $ .96         $ (.81)         $(.06)           $ --    $ .09        $(.91)      $ --       $(.91)
2003                 14.04          1.02           1.00           (.07)             --     1.95         (.89)        --        (.89)
2002                 13.83          1.03            .14           (.13)             --     1.04         (.83)        --        (.83)
2001                 12.83          1.03           1.01           (.25)             --     1.79         (.79)        --        (.79)
2000                 14.41          1.02          (1.58)          (.24)             --     (.80)        (.78)        --        (.78)

MARYLAND DIVIDEND
ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                 15.47          1.01          (1.07)          (.05)             --     (.11)        (.93)        --        (.93)
2003                 14.18          1.04           1.18           (.08)             --     2.14         (.86)        --        (.86)
2002                 13.90          1.04            .22           (.14)             --     1.12         (.84)        --        (.84)
2001(a)              14.33           .22           (.25)          (.05)             --     (.08)        (.21)        --        (.21)

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                 15.71           .96          (1.08)          (.06)             --     (.18)        (.87)      (.02)       (.89)
2003                 14.01           .97           1.62           (.09)             --     2.50         (.81)        --        (.81)
2002(b)              14.33           .57           (.22)          (.06)             --      .29         (.46)        --        (.46)

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                 14.89           .87          (1.03)          (.06)             --     (.22)        (.79)        --        (.79)
2003(c)              14.33           .52            .75           (.05)             --     1.22         (.46)        --        (.46)
====================================================================================================================================
                                                                  Total Returns
                                                              --------------------
                                                                           Based
                       Offering                                               on
                      Costs and       Ending                              Common
                      Preferred       Common                   Based       Share
                          Share        Share       Ending         on         Net
                   Underwriting    Net Asset       Market     Market       Asset
                      Discounts        Value        Value      Value**     Value**
==================================================================================
MARYLAND PREMIUM
INCOME (NMY)
----------------------------------------------------------------------------------
Year Ended 5/31:
2004                        $--       $14.28     $14.4500     (10.77)%       .64%
2003                         --        15.10      17.1500      15.22       14.33
2002                         --        14.04      15.7300       4.77        7.71
2001                         --        13.83      15.8500      26.24       14.18
2000                         --        12.83      13.2500      (7.22)      (5.57)

MARYLAND DIVIDEND
ADVANTAGE (NFM)
----------------------------------------------------------------------------------
Year Ended 5/31:
2004                         --        14.43      15.6200       2.99        (.69)
2003                        .01        15.47      16.0800       9.98       15.55
2002                         --        14.18      15.4400       1.98        8.21
2001(a)                    (.14)       13.90      15.9900       8.02       (1.53)

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
----------------------------------------------------------------------------------
Year Ended 5/31:
2004                         --        14.64      14.2800      (2.90)      (1.16)
2003                        .01        15.71      15.6000      12.71       18.39
2002(b)                    (.15)       14.01      14.6100        .52        1.01

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
----------------------------------------------------------------------------------
Year Ended 5/31:
2004                         --        13.88      13.2400      (5.97)      (1.51)
2003(c)                    (.20)       14.89      14.9000       2.53        7.31
==================================================================================
                                                      Ratios/Supplemental Data
                   --------------------------------------------------------------------------------------------------
                                    Before Credit/Reimbursement           After Credit/Reimbursement***
                                   ------------------------------       -------------------------------
                                                   Ratio of Net                          Ratio of Net
                                     Ratio of        Investment           Ratio of         Investment
                        Ending       Expenses         Income to           Expenses          Income to
                           Net     to Average           Average         to Average            Average
                        Assets     Net Assets        Net Assets         Net Assets         Net Assets
                    Applicable     Applicable        Applicable         Applicable         Applicable      Portfolio
                     to Common      to Common         to Common          to Common          to Common       Turnover
                   Shares (000)        Shares++          Shares++           Shares++           Shares++         Rate
=====================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
---------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                  $151,107           1.24%             6.54%              1.23%              6.55%            16%
2003                   159,415           1.26              7.00               1.25               7.01             16
2002                   147,795           1.32              7.33               1.31               7.34             13
2001                   145,201           1.31              7.58               1.31               7.58              8
2000                   134,299           1.29              7.69               1.28               7.70             13

MARYLAND DIVIDEND
ADVANTAGE (NFM)
---------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                    60,041           1.24              6.34                .78               6.80             10
2003                    64,338           1.26              6.54                .79               7.01             12
2002                    58,925           1.35              6.81                .82               7.34             36
2001(a)                 57,740           1.17*             4.33*               .75*              4.75*            10

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
---------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                    61,064           1.24              5.90                .78               6.36             11
2003                    65,490           1.26              6.07                .80               6.53             12
2002(b)                 58,370           1.22*             5.55*               .79*              5.99*            21

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
---------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                    74,369           1.22              5.59                .73               6.08             15
2003(c)                 79,700           1.18*             5.01*               .70*              5.50*            13
=====================================================================================================================


                        Preferred Shares at End of Period
                    ----------------------------------------




                      Aggregate    Liquidation
                         Amount     and Market        Asset
                    Outstanding          Value     Coverage
                           (000)     Per Share    Per Share
===========================================================
MARYLAND PREMIUM
INCOME (NMY)
-----------------------------------------------------------
Year Ended 5/31:
2004                    $79,100        $25,000      $72,758
2003                     79,100         25,000       75,384
2002                     79,100         25,000       71,712
2001                     79,100         25,000       70,891
2000                     79,100         25,000       67,446

MARYLAND DIVIDEND
ADVANTAGE (NFM)
-----------------------------------------------------------
Year Ended 5/31:
2004                     32,000         25,000       71,907
2003                     32,000         25,000       75,264
2002                     32,000         25,000       71,035
2001(a)                  32,000         25,000       70,109

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
-----------------------------------------------------------
Year Ended 5/31:
2004                     32,000         25,000       72,706
2003                     32,000         25,000       76,164
2002(b)                  32,000         25,000       70,601

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
-----------------------------------------------------------
Year Ended 5/31:
2004                     39,000         25,000       72,672
2003(c)                  39,000         25,000       76,090
===========================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period January 23, 2001 (commencement of operations) through May 31, 2001.
(b) For the period September 25, 2001 (commencement of operations) through May 31, 2002.
(c) For the period September 25, 2002 (commencement of operations) through May 31, 2003.


                                 See accompanying notes to financial statements.


                                  60-61 SPREAD

                          Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                 Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                   Net
                 Beginning                          Net     Investment         Capital            Investment    Capital
                    Common                    Realized/      Income to        Gains to             Income to   Gains to
                     Share           Net     Unrealized      Preferred       Preferred                Common     Common
                 Net Asset    Investment     Investment         Share-          Share-                Share-     Share-
                     Value        Income     Gain (Loss)       holders+        holders+   Total      holders    holders       Total
====================================================================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                $15.93         $ .97         $ (.99)         $(.05)           $ --   $ (.07)       $(.91)      $ --       $(.91)
2003                 14.69          1.00           1.21           (.07)             --     2.14         (.90)        --        (.90)
2002                 14.59          1.04            .03           (.11)             --      .96         (.86)        --        (.86)
2001                 13.36          1.08           1.21           (.25)             --     2.04         (.81)        --        (.81)
2000                 14.89          1.07          (1.52)          (.24)             --     (.69)        (.84)        --        (.84)

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                 15.43          1.02          (1.05)          (.05)             --     (.08)        (.93)        --        (.93)
2003                 14.23          1.02           1.10           (.07)             --     2.05         (.86)        --        (.86)
2002                 13.87          1.02            .32           (.13)             --     1.21         (.85)        --        (.85)
2001(a)              14.33           .24           (.28)          (.05)             --     (.09)        (.21)        --        (.21)

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                 16.02           .99          (1.22)          (.06)             --     (.29)        (.89)      (.05)       (.94)
2003                 14.31           .97           1.69           (.08)             --     2.58         (.84)      (.03)       (.87)
2002(b)              14.33           .41            .09           (.04)             --      .46         (.35)        --        (.35)
====================================================================================================================================
                                                                  Total Returns
                                                              --------------------
                                                                           Based
                       Offering                                               on
                      Costs and       Ending                              Common
                      Preferred       Common                   Based       Share
                          Share        Share       Ending         on         Net
                   Underwriting    Net Asset       Market     Market       Asset
                      Discounts        Value        Value      Value**     Value**
==================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
----------------------------------------------------------------------------------
Year Ended 5/31:
2004                       $ --       $14.95     $14.9500     (10.70)%      (.42)%
2003                         --        15.93      17.6700      15.27       14.99
2002                         --        14.69      16.1700       6.64        6.71
2001                         --        14.59      16.0000      18.45       15.53
2000                         --        13.36      14.2500      (6.02)      (4.64)

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
----------------------------------------------------------------------------------
Year Ended 5/31:
2004                         --        14.42      15.0700      (8.11)       (.50)
2003                        .01        15.43      17.3500      21.45       14.92
2002                         --        14.23      15.0900       5.10        8.89
2001(a)                    (.16)       13.87      15.1800       2.61       (1.73)

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
----------------------------------------------------------------------------------
Year Ended 5/31:
2004                         --        14.79      14.6500      (3.81)      (1.84)
2003                         --        16.02      16.1400      14.58       18.51
2002(b)                    (.13)       14.31      14.9000       1.71        2.30
==================================================================================
                                                        Ratios/Supplemental Data
                     --------------------------------------------------------------------------------------------------
                                      Before Credit/Reimbursement           After Credit/Reimbursement***
                                     ------------------------------       -------------------------------
                                                     Ratio of Net                          Ratio of Net
                                       Ratio of        Investment           Ratio of         Investment
                          Ending       Expenses         Income to           Expenses          Income to
                             Net     to Average           Average         to Average            Average
                          Assets     Net Assets        Net Assets         Net Assets         Net Assets
                      Applicable     Applicable        Applicable         Applicable         Applicable      Portfolio
                       to Common      to Common         to Common          to Common          to Common       Turnover
                     Shares (000)        Shares++          Shares++           Shares++           Shares++         Rate
=======================================================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                    $132,122           1.20%             6.33%              1.19%              6.34%            14%
2003                     140,223           1.25              6.61               1.24               6.62             17
2002                     128,655           1.28              7.01               1.27               7.02             14
2001                     127,145           1.23              7.51               1.21               7.53              7
2000                     115,760           1.29              7.72               1.28               7.73             20

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                      44,988           1.24              6.39                .77               6.86              7
2003                      48,102           1.28              6.45                .81               6.92             10
2002                      44,308           1.37              6.68                .84               7.21             21
2001(a)                   43,155           1.27*             4.76*               .80*              5.23*            20

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                      84,248           1.20              5.99                .74               6.44             16
2003                      91,065           1.21              6.01                .75               6.47             15
2002(b)                   81,325           1.14*             5.00*               .70*              5.44*            12
=======================================================================================================================
                        Preferred Shares at End of Period
                     ---------------------------------------
                       Aggregate    Liquidation
                          Amount     and Market        Asset
                     Outstanding          Value     Coverage
                            (000)     Per Share    Per Share
============================================================
VIRGINIA PREMIUM
INCOME (NPV)
------------------------------------------------------------
Year Ended 5/31:
2004                     $63,800        $25,000      $76,772
2003                      63,800         25,000       79,946
2002                      63,800         25,000       75,413
2001                      63,800         25,000       74,822
2000                      63,800         25,000       70,361

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
------------------------------------------------------------
Year Ended 5/31:
2004                      24,000         25,000       71,863
2003                      24,000         25,000       75,106
2002                      24,000         25,000       71,154
2001(a)                   24,000         25,000       69,953

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
------------------------------------------------------------
Year Ended 5/31:
2004                      42,000         25,000       75,148
2003                      42,000         25,000       79,206
2002(b)                   42,000         25,000       73,408
============================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period January 26, 2001 (commencement of operations) through May 31, 2001.
(b) For the period November 15, 2001 (commencement of operations) through May 31, 2002.

                                 See accompanying notes to financial statements.


                                  62-63 SPREAD

Trustees
     AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of
Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates.
The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                 FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                    OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of  1994          Chairman and Director (since 1996) of Nuveen Investments,             144
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Trustee      1997          Private Investor and Management Consultant.                           144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Trustee      1993          Retired (1989) as Senior Vice President of The Northern               144
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Trustee      1999          President, The Hall-Perrine Foundation, a private philanthropic       144
10/22/48                                                  corporation (since 1996); Director, Alliant Energy; Director and
333 W. Wacker Drive                                       Vice Chairman, United Fire & Casualty Company; formerly
Chicago, IL 60606                                         Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a
                                                          regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Trustee      2004          Dean and Distinguished Professor of Finance, School of                144
3/6/48                                                    Business at the University of Connecticut; previously Senior
333 W. Wacker Drive                                       Vice President and Director of Research at the Federal
Chicago, IL 60606                                         Reserve Bank of Chicago (1995-2003); Director, Credit
                                                          Research Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


                                       64

                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                 FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                    OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Trustee      1997          Senior Partner and Chief Operating Officer, Miller-Valentine          144
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Trustee      1997          Executive Director, Gaylord and Dorothy Donnelley                     144
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST                                                                 PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                       FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                    OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief            1988      Managing Director (since 2002), Assistant Secretary and               144
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice             2000      Vice President (since 2002), formerly, Assistant Vice                 144
2/3/66                         President                  President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            and                        Investments, LLC.
Chicago, IL 60606              Assistant
                               Secretary


                                       65

Trustees
       AND OFFICERS (CONTINUED)
                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST                                                                 PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                       FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                    OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan                Vice         1999          Vice President (since 2002), formerly, Assistant Vice                 128
11/10/66                       President                  President (since 1997), of Nuveen Advisory Corp.; prior
333 W. Wacker Drive                                       thereto, portfolio manager of Flagship Financial Inc.;
Chicago, IL 60606                                         Chartered Financial Analyst and Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice         1999          Vice President of Nuveen Investments, LLC (since 1999),               144
11/28/67                       President                  prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive            and                        President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606              Treasurer                  1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice         2000          Vice President (since 2002) and Assistant General Counsel             144
9/24/64                        President                  (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive            and                        of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606              Secretary                  and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice         1998          Managing Director (since 2004) formerly, Vice President of            144
10/24/45                       President                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice         1995          Managing Director (since 2002) of Nuveen Investments,                 144
3/2/64                         President                  LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice         1998          Vice President (since 1993) and Funds Controller (since 1998)         144
5/31/54                        President                  of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive            and                        Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606              Controller                 Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell              Vice         1988          Vice President of Nuveen Advisory Corp.; Chartered                    128
7/5/55                         President                  Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


                                       66


                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST                                                                 PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                       FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                    OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa                Vice         1990          Vice President of Nuveen Advisory Corp.                               128
8/21/57                        President
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice         2000          Vice President (since 2000) of Nuveen Investments,                    144
3/22/63                        President                  LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice         2002          Vice President (since 1999), previously, Assistant Vice               144
8/27/61                        President                  President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice         1988          Vice President, Assistant Secretary and Assistant General             144
7/27/51                        President                  Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            and                        Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606              Assistant                  Institutional Advisory Corp.; Assistant Secretary of Nuveen
                               Secretary                  Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
John V. Miller                 Vice         2003          Vice President (since 2003) previously, Assistant Vice President      128
4/10/67                        President                  (since 1999), prior thereto, credit analyst (since 1996) of Nuveen
333 W. Wacker Drive                                       Advisory Corp.; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice         1996          Managing Director (since 2002) of Nuveen Investments, LLC;            144
7/7/65                         President                  Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management,
                                                          Inc. (since 1999). Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Daniel S. Solender             Vice         2003          Vice President of Nuveen Advisory Corp. (since 2003); previously,     128
10/27/65                       President                  Principal and portfolio manager with The Vanguard Group
333 W. Wacker Drive                                       (1999-2003); prior thereto, Assistant Vice President of the
Chicago, IL 60606                                         Nuveen Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding             Vice         1982          Vice President of Nuveen Advisory Corp. and Nuveen                    128
7/31/51                        President                  Institutional Advisory Corp.; Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.

(2) Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Build Your Wealth
       AUTOMATICALLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended May 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS



Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com



                                                                     EAN-A-0504D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

During the reporting period, the registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert for the reporting period was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert for part of reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                        AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                            TO FUND            BILLED TO FUND          BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2004                               $ 10,613                   $ 0                   $ 402                    $ 2,450
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                             N/A                    0%                      0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2003                                $ 9,425                   $ 0                   $ 358                    $ 2,250
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                             N/A                    0%                      0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2004                                                 $ 0                          $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                           0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2003                                                 $ 0                          $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                          N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.

FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                   TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                      BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2004                            $ 2,852                          $ 0                           $ 0                   $ 2,852
May 31, 2003                            $ 2,608                          $ 0                           $ 0                   $ 2,608

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAC would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable at this time.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Nuveen Maryland Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: August 6, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: August 6, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: August 6, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.